UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ImmunoCellular Therapeutics, Ltd.

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PRELIMINARY COPIES—SUBJECT TO COMPLETION

IMMUNOCELLULAR THERAPEUTICS, LTD.

23622 Calabasas Road, Suite 300

Calabasas, California 91302

April    , 2015

Dear Stockholder:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders of ImmunoCellular Therapeutics, Ltd. The meeting will be held at the Sheraton Gateway Hotel, 6101 West Century Boulevard, Los Angeles, California 90045, beginning at 8:00 A.M., local time, on Friday, June 26, 2015.

The Notice of Meeting and the Proxy Statement on the following pages cover the formal business of the meeting, which includes four items to be voted on by the stockholders.

Whether or not you plan to attend the meeting, please vote at your earliest convenience by following the instructions in the notice of internet availability of proxy materials or the proxy card you received in the mail.

I hope you will join us.

Sincerely,

John S. Yu, M.D.
Chairman of the Board

IMMUNOCELLULAR THERAPEUTICS, LTD.

23622 Calabasas Road, Suite 300

Calabasas, California 91302

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on June 26, 2015

Notice is hereby given to the holders of common stock, $0.0001 par value per share, of ImmunoCellular Therapeutics, Ltd. (“ImmunoCellular,” the “Company,” “we” or “our”) that the Annual Meeting of Stockholders will be held on Friday, June 26, 2015 at the Sheraton Gateway Hotel, 6101 West Century Boulevard, Los Angeles, California 90045, beginning at 8:00 A.M., local time, for the following purposes:

(1)	To elect the Board of Directors’ four nominees to serve on the Board of Directors until the 2016 Annual Meeting of Stockholders;

(2)	To approve a series of alternate amendments to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect, at the discretion of the Board of Directors:

a.	a reverse stock split of the Company’s common stock, whereby each outstanding 2, 3, 4, 5 or 10 shares would be combined, converted and changed into one share of common stock;

b.	for reverse splits in the range of 1-for-3 to 1-for-10, a reduction in the number of authorized shares of the Company’s common stock from 149,000,000 to 99,000,000, 74,500,000, 59,500,000, or 29,500,000, respectively;

(3)	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

(4)	To approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement (a “Say-on-Pay” vote); and

(5)	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

Only those stockholders of record at the close of business on April 28, 2015 are entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment of the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting.

By Order of the Board of Directors

April , 2015
John S. Yu, M.D.
Corporate Secretary

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE FOLLOW THE INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR THE PROXY CARD YOU RECEIVED IN THE MAIL TO VOTE YOUR SHARES. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, YOU NEED NOT RETURN A PROXY CARD. IF YOU ATTEND THE ANNUAL MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE IN PERSON. IF YOU HOLD YOUR SHARES THROUGH A BROKER OR OTHER CUSTODIAN, PLEASE CHECK THE VOTING INSTRUCTIONS PROVIDED TO YOU BY THAT BROKER OR CUSTODIAN.

Important Notice Regarding the Internet Availability of Proxy Materials for the Stockholders Meeting to be Held on

June 26, 2015 at the Sheraton Gateway Hotel, 6101 West Century Boulevard, Los Angeles, California 90045.

This Proxy Statement, the accompanying proxy and our 2014 Annual Report on Form 10-K are available at www.proxyvote.com.

TABLE OF CONTENTS

		Page
INFORMATION ABOUT THE ANNUAL MEETING		1

PROPOSAL 1	ELECTION OF DIRECTORS	4

PROPOSAL 2	APPROVAL OF AMENDMENTS TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AND A REDUCTION IN AUTHORIZED SHARES OF COMMON STOCK	26

PROPOSAL 3	RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32

PROPOSAL 4	SAY-ON-PAY: AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	33

OTHER MATTERS		34

i

PRELIMINARY COPIES—SUBJECT TO COMPLETION

IMMUNOCELLULAR THERAPEUTICS, LTD.

23622 Calabasas Road, Suite 300

Calabasas, California 91302

Annual Meeting of Stockholders to be Held on June 26, 2015

PROXY STATEMENT

This Proxy Statement is furnished to holders of the common stock, $0.0001 par value per share, of ImmunoCellular Therapeutics, Ltd., a Delaware corporation, in connection with the solicitation of proxies by our Board of Directors for use at our 2015 Annual Meeting of Stockholders to be held at the Sheraton Gateway Hotel, 6101 West Century Boulevard, Los Angeles, California 90045, beginning at 8:00 A.M., local time, on Friday, June 26, 2015, and at any postponement or adjournment of the Annual Meeting.

Pursuant to the rules adopted by the Securities and Exchange Commission, or SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding the Availability of Proxy Materials, or Notice, to certain of our stockholders of record, and we are sending a paper copy of the proxy materials and proxy card to other stockholders of record who we believe would prefer receiving such materials in paper form. Brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar Notice. Stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. We intend to make this Proxy Statement available on the Internet and to mail the Notice, or to mail the Proxy Statement and Proxy Card, as applicable, on or about         , 2015 to all stockholders of record as of the close of business on April 28, 2015.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the attached Notice of Meeting and described in detail in this Proxy Statement, which are (1) to elect the Board of Directors’ four nominees to serve on our Board of Directors until the 2016 Annual Meeting of Stockholders; (2) to approve amendments to our Amended and Restated Certificate of Incorporation to effect a reverse stock split and a reduction in authorized shares of common stock; (3) to ratify the appointment of Marcum LLP as our independent registered public accounting firm; and (4) a Say-On-Pay vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement. In addition, management will report on our performance and respond to questions from stockholders.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on April 28, 2015 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Some of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name as the stockholder of record. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•	Stockholder of Record — If on April 28, 2015 your shares are registered directly in your name with our Transfer Agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to vote your proxy directly with us by sending your proxy to Broadridge or to vote in person at the Annual Meeting. If you submit your proxy telephonically or over the internet, you must vote no later than 11:59 p.m. Eastern Time on June 25, 2015.

•	Beneficial Owner — If on April 28, 2015 your shares are held in the name of a stock brokerage account or a bank or other nominee, you are considered the beneficial owner of shares held in street name and your broker or nominee is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a proxy from your broker or nominee. Your broker or nominee has provided voting instructions for you to use. If you wish to attend the Annual Meeting and vote in person, please contact your broker or nominee so that you can receive a legal proxy to present at the Annual Meeting.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of the record date.

How many votes are needed to approve each proposal?

•	For the election of directors, the four nominees receiving the highest number of “FOR” votes (from the holders of shares present in person or represented by proxy and entitled to vote) will be elected as directors. Only “FOR” or “WITHHOLD” votes will affect the outcome.

•	To be approved, Proposal 2, approval of Amendments to our Amended and Restated Certificate of Incorporation, must receive “FOR” votes from the holders of a majority of the shares of common stock outstanding on the record date.

•	To be approved, Proposal 3, the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, must receive “FOR” votes from the holders of a majority of the votes cast in person or by proxy at the Annual Meeting.

•	Proposal 4, advisory approval of the compensation of our named executive officers as disclosed in this Proxy Statement, will be considered approved if it receives “FOR” votes from the holders of a majority of the votes cast in person or by proxy at the Annual Meeting.

What constitutes a quorum?

Our Bylaws provide that the presence, in person or by proxy, at our Annual Meeting of the holders of a majority of the outstanding shares of our common stock entitled to vote will constitute a quorum.

For the purpose of determining the presence of a quorum, proxies marked “withhold authority” or “abstain” will be counted as present. Shares represented by proxies that include broker non-votes also will be counted as shares present for purposes of establishing a quorum. On the record date of April 28, 2015, there were             shares of our common stock issued and outstanding, and those shares are the only shares that are entitled to vote at the Annual Meeting.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. The recommendations of our Board of Directors are set forth together with the description of each proposal in this Proxy Statement. In summary, our Board of Directors recommends a vote:

•	“FOR” election of the directors named in this Proxy Statement (see Proposal 1);

•	“FOR” approval of amendments to our Amended and Restated Certificate of Incorporation to effect a reverse stock split and a reduction in authorized shares of common stock (see Proposal 2);

•	“FOR” ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 (see Proposal 3).

•	“FOR” a Say-On-Pay advisory vote on the compensation of our named executive officers (see Proposal 4).

How can I attend the Annual Meeting?

You may attend the Annual Meeting if you are listed as a stockholder of record as of April 28, 2015 and bring proof of your identity. If you hold your shares through a broker or other nominee, you will need to provide proof of your share ownership by bringing either a copy of a brokerage statement showing your share ownership as of April 28, 2015, or a legal proxy if you wish to vote your shares in person at the Annual Meeting. In addition to the items mentioned above, you should bring proof of your identity.

How can I vote my shares in person at the Annual Meeting?

•	Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring proof of your identity to the Annual Meeting. Shares beneficially owned may be voted by you if you receive and present at the Annual Meeting a proxy from your broker or nominee, together with proof of your identity. Even if you plan to attend the Annual Meeting, we urge you to vote by telephone, by Internet or by returning your marked proxy to Broadridge so that your vote will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

•	You may vote over the Internet. Simply follow the instructions on the notice of internet availability or proxy card. If you vote over the Internet, you should not vote by telephone or vote by returning a proxy card.

•	You may vote by telephone. Simply follow the instructions on the notice of internet availability or proxy card. If you vote over the telephone, you should not vote by Internet or vote by returning a proxy card.

•	You may vote by mail. If you received a proxy card through the mail, simply complete and sign your proxy card and mail it in the enclosed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you vote by mail, you should not vote by telephone or over the Internet.

How will my proxy card be voted?

If the proxy card is executed, returned in time and not revoked, the shares represented by the proxy card, telephone vote or Internet vote will be voted at the Annual Meeting and at any postponement or adjournment of the Annual Meeting in accordance with the directions indicated on the proxy card. IF NO DIRECTIONS ARE INDICATED, PROXIES MAILED, VOTED VIA TELEPHONE OR VOTED VIA INTERNET WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF OUR BOARD OF DIRECTORS ON ALL OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT, AND AS TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE ANNUAL MEETING, IN THE SOLE DISCRETION OF THE PERSONS NAMED AS PROXY HOLDERS ON THE PROXY CARD.

How may I revoke the voting instructions previously given?

A stockholder who returns a proxy card may revoke it at any time prior to its exercise at the Annual Meeting by (1) giving written notice of revocation to our Corporate Secretary, (2) properly submitting to us a duly executed proxy bearing a later date, or (3) appearing at the Annual Meeting and voting in person. All written notices of revocation of proxies should be addressed as follows: ImmunoCellular Therapeutics, Ltd., 23622 Calabasas Road, Suite 300, Calabasas, California 91302, Attention: Corporate Secretary. To revoke a proxy previously submitted by telephone or through the Internet, you may simply vote again at a later date using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. For shares held beneficially by you, you may change your vote by submitting new voting instructions to your broker or nominee.

How may I request multiple sets of proxy materials if two or more stockholders reside in my household?

To minimize our expenses, one Proxy Statement and one 2014 Annual Report on Form 10-K Report may be delivered to two or more stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. We will deliver promptly upon written or oral request a separate copy of these documents to a stockholder at a shared address to which a single copy of the documents was delivered. Requests for additional copies of these documents, and requests that in the future separate documents be sent to stockholders who share an address, should be directed by writing to ImmunoCellular Therapeutics, Ltd., 23622 Calabasas Road, Suite 300, Calabasas, California 91302, Attention: Corporate Secretary, or by calling our Corporate Secretary at (818) 264-2300.

How may I request a single set of proxy materials for my household?

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address set forth in the preceding paragraph to request delivery of a single copy of these materials.

PROPOSAL 1

ELECTION OF DIRECTORS

Pursuant to our Bylaws, our Board of Directors has fixed the number of our directors at five. Four of our five current directors are nominated for election this year. Richard Chin, M.D. has decided not to stand for re-election. Each director is elected for a term of one year and until his or her successor is elected.

Director Nominees

The following is information concerning our nominees for election as directors. Each nominee currently serves as a director of ImmunoCellular, and each nominee was re-elected as a director at our 2014 annual meeting of stockholders. Our Board of Directors appointed both Andrew Gengos and Gary S. Titus to serve as directors in December 2012. Mr. Gengos was selected as a nominee to the Board due to his position as the Company’s Chief Executive Officer. Mr. Titus was identified as a potential nominee by the Board and, following a review process by the Nominating and Corporate Governance Committee, was recommended to the Board for appointment by the Nominating and Corporate Governance Committee. Our Board of Directors has determined that all of our directors except Andrew Gengos and Dr. John Yu are independent directors as defined in the NYSE MKT rules governing members of boards of directors.

Dr. Chin will remain a director until our 2015 Annual Meeting of Stockholders. Our Board is currently working to identify candidates to replace Helen S. Kim, who resigned from the Board effective August 29, 2014, and Dr. Chin.

We believe that each nominee will be able to serve as a director. In the event that a nominee is unable to serve, the proxy holders will vote the proxies for such other nominee as they may determine.

Name	Age	Position(s)
John S. Yu, M.D.	51	Chairman of the Board and Chief Scientific Officer
Andrew Gengos	50	President, Chief Executive Officer and Director
Rahul Singhvi, Sc.D.(1)(2)(3)(4) (5)	50	Lead Director
Gary S. Titus(2)(3)(4) (5)	55	Director

(1)	Member of our Compensation Committee
(2)	Member of our Nominating and Corporate Governance Committee
(3)	Member of our Audit Committee
(4)	Member of our Finance Committee
(5)	Denotes independent Director

John S. Yu, M.D.

Dr. Yu has served as our Chief Scientific Officer and a director since November 2006 and Chairman of the Board since January 2007. Dr. Yu also served as Interim Chief Executive Officer from August 2012 until November 2012. He is a member of the full-time faculty in the Department of Neurosurgery at Cedars-Sinai Medical Center where he has worked since 1997. An internationally renowned neurosurgeon, Dr. Yu’s clinical focus is on the treatment of malignant and benign brain and spinal tumors. He is also conducting extensive research in immune and gene therapy for brain tumors. He has also done extensive research in the use of neural stem cells as delivery vehicles for brain cancers and neurodegenerative diseases. He was inducted into Castle and Connelly’s America’s Top Doctors in 2005. Dr. Yu has published articles in a number of prestigious journals, including The Lancet, Cancer Research, Cancer Gene Therapy, Human Gene Therapy, Journal of Neuroimmunology, Journal of Neurological Science and Journal of Neurosurgery. Dr. Yu earned his bachelor’s degree in French literature and biological sciences from Stanford University and spent a year at the Sorbonne in Paris studying French literature. He also pursued a fellowship in immunology at the Institut Pasteur in Paris. He earned his medical degree from Harvard Medical School and master’s degree from the Harvard University’s Department of Genetics. He completed his neurosurgical residency at Massachusetts General Hospital in Boston. In addition, he was a Neuroscience Fellow at the National Institutes of Mental Health in the Neuroimmunology Unit at Massachusetts General Hospital from 1988 to 1989 and was a Culpepper Scholar at the Molecular Neurogenetics Unit at that hospital from 1993 to 1995. His other honors include the Preuss Award, Joint Section on Tumors, American Association of Neurological Surgeons and Congress of Neurologic Surgeons in 1995. He received the Academy Award from the American Academy of Neurological Surgery at its 1996 annual meeting. Other honors include the Young Investigator Award from the Congress of Neurological Surgeons in 2000, the National Brain Tumor Foundation Grant in 2001, and the Mahaley Clinical Research award from the American Association of Neurological Surgeons in 2005.

Dr. Yu, as a recognized leader in the field of neurosurgery, has extensive knowledge of current therapies and therapies under development for the treatment of brain tumors and has participated in numerous clinical trials for potential therapies in this field. As our Chief Scientific Officer and the co-inventor of our brain tumor vaccine technologies, Dr. Yu brings to the Board significant scientific expertise directly relevant to our product research and development activities.

Andrew Gengos

Mr. Gengos has served as our President, Chief Executive Officer and as a director since December 2012. Mr. Gengos was most recently the President and Chief Executive Officer of Neuraltus Pharmaceuticals, where he led implementation of the company’s clinical, regulatory, fundraising and business development strategies while operating the company on a virtual business model. Previously, he served for more than seven years with Amgen where, as Vice President, Strategy and Corporate Development, he managed Amgen’s worldwide in-and-outbound business development activities, including a broad slate of acquisitions, licensing, spin-outs, divestitures, corporate venture capital investments, which included board of director positions, and alliance management. In addition, he led the execution of strategic projects and supported the long-range planning process for the company. Before joining Amgen, Mr. Gengos was Vice President, Chief Financial Officer, and Chief Business Officer of Dynavax Technologies, where he led the company’s business functions, including finance and accounting, fundraising, budgeting and planning, and business development. Earlier in his career, Mr. Gengos served as Vice President of Strategy at the Chiron Corporation and as Senior Engagement Manager at McKinsey & Company. Mr. Gengos holds an MBA degree from the UCLA Anderson School of Management and a BS degree in chemical engineering from the Massachusetts Institute of Technology.

With more than 20 years in the life science industry, Mr. Gengos’ experience includes executive leadership positions in both large and emerging companies, with broad expertise in corporate strategy, business development and transactions, including mergers and acquisitions, financing, operations, commercial planning and healthcare policy.

Rahul Singhvi, Sc.D.

Dr. Singhvi has served as a director since June 2010 and as our Lead Director since December 2010. He is the Chief Operating Officer of Takeda Vaccines, Inc. and is responsible for Takeda’s global vaccine operations. Before joining Takeda, Dr. Singhvi was with Novavax, Inc., a biopharmaceutical company focused on developing novel, highly potent recombinant vaccines beginning in 2004 and served as President, Chief Executive Officer and a director of Novavax from August 2005 to April 2011. Dr. Singhvi was the Senior Vice President and Chief Operating Officer of Novavax from April 2005 to August 2005 and Vice President – Pharmaceutical Development and Manufacturing Operations from April 2004 to April 2005. For ten years prior to joining Novavax, Dr. Singhvi served in various positions with Merck & Co., Inc., culminating as Director of the Merck Manufacturing Division, where he helped develop several vaccines, including Zostavax ® , the only vaccine on the market to prevent shingles. Dr. Singhvi received his M.S. and Sc.D. degree in Chemical Engineering from the Massachusetts Institute of Technology. He also holds an M.B.A. from the Wharton School.

Dr. Singhvi brings to the Board experience and knowledge in the operation and leadership of early stage public healthcare companies. He also has extensive expertise and experience in the development and manufacturing of vaccines, which may assist the Board in its oversight of our cancer vaccine programs.

Gary S. Titus

Mr. Titus was appointed as a director in December 2012. He has more than 20 years of business experience in the healthcare and biopharmaceutical industries, primarily in senior management roles. He is currently serving as Chief Financial Officer of BioCardia, Inc., a biotechnology company focused on biointerventional solutions for heart failure, chronic myocardial ischemia and acute myocardial infarction. Prior to BioCardia, Mr. Titus served as Senior Vice President and Chief Financial Officer at SciClone Pharmaceuticals, a commercial stage pharmaceutical company focused on Asia. Prior to that, Mr. Titus served as Senior Vice President of Finance and Chief Financial Officer at Kosan Biosciences, which was acquired by Bristol-Myers Squibb, in which transaction he played a significant role. Prior to that, Mr. Titus was Chief Financial Officer and Vice President at Nuvelo, Inc. Earlier in his career, Mr. Titus held a variety of positions with increasing management responsibilities at other companies, including Metabolex, Inc., Intrabiotics Pharmaceuticals, Inc., and Johnson & Johnson’s healthcare division LifeScan, Inc. Mr. Titus earned a Bachelor of Science degree in Accounting from University of South Florida and a Bachelor of Science degree in Finance from University of Florida and is a Certified Public Accountant. He also completed the Global BioExecutive Program at UC Berkeley’s Haas School of Business and is a member of several professional organizations.

Mr. Titus has extensive experience in working with public corporations in a variety of areas, including accounting, financial planning and analysis, SEC reporting, investor relations, business development, and corporate strategy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES FOR ELECTION AS DIRECTORS.

Board of Directors

Our property, affairs and business are conducted under the supervision and management of our Board of Directors as called for under the laws of Delaware and our Bylaws. Our Board of Directors has established a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, each member of which is “independent” under the independence standards of both the NYSE MKT and the Securities and Exchange Commission (the “SEC”).

The Board of Directors held nine meetings during the 2014 fiscal year. Each director attended at least 75% of the aggregate of the total meetings of the Board and the total number of meetings of all Board committees on which he or she served that were held during the portion of the 2014 fiscal year in which he or she served as a director or served on such committees, as applicable.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee, which currently consists of Mr. Titus, as Chair and Drs. Chin and Singhvi. The Audit Committee held four meetings during the 2014 fiscal year.

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to:

•	the quality and integrity of our financial statements and reports;

•	the independent registered public accounting firm’s qualifications and independence; and

•	the performance of our internal audit function and independent registered public accounting firm.

The Audit Committee appoints the independent registered public accounting firm, reviews with that accounting firm the plans and results of the audit engagement, approves permitted non-audit services provided by our independent registered public accounting firm and reviews that firm’s independence. Mr. Titus has been designated as an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934 (the “Exchange Act”).

Our Board of Directors has established a Compensation Committee, which currently consists of Dr. Chin, as Chair, and Dr. Singhvi. Ms. Kim served as Chair of the Compensation Committee until her resignation from the Board effective August 29, 2014. The Compensation Committee reviews, and makes recommendations to the full Board of Directors relating to, the compensation of our officers and directors, including our officers’ annual salaries and bonuses and the terms and conditions of option grants to our officers and directors under our 2006 Equity Incentive Plan. The Compensation Committee held three meetings during the 2014 fiscal year.

Our Board of Directors has established a Finance Committee currently consisting of Mr. Titus, as Chair and Dr. Singhvi. Ms. Kim served on the Finance Committee until her resignation from the Board effective August 29, 2014. The Finance Committee has oversight responsibility for all material financial matters affecting the Company, including capital management, funding strategy and investing activities related to our financial position and financing activities. The Finance Committee held four meetings during the 2014 fiscal year.

Our Board of Directors has established a Nominating and Corporate Governance Committee, which currently consists of Mr. Titus, as Chair and Dr. Singhvi. Ms. Kim served as Chair of the Nominating and Corporate Governance Committee until her resignation from the Board effective August 29, 2014. The Nominating and Corporate Governance Committee develops and recommends corporate governance guidelines to the Board, selects or recommends for selection nominees to serve on the Board, and oversees the evaluation of the Board and its committees. The Nominating and Corporate Governance Committee held one meeting during the 2014 fiscal year.

The Charters of the Audit, Compensation and Nominating and Corporate Governance Committees are available on our website at www.imuc.com.

Stockholder Recommendations of Director Candidates; Qualifications of Director Nominees

The Nominating and Corporate Governance Committee will consider Board nominees recommended by stockholders. In order for a stockholder to nominate a candidate for director, timely notice of the nomination must be given in writing to us at our principal executive office at 23622 Calabasas Road, Suite 300, Calabasas, California 91302, Attention: Corporate Secretary. To be timely, the notice must be received by us no later than 120 days prior to the date on which the proxy statement for the preceding year’s Annual Meeting of Stockholders was mailed to stockholders. Notice of a nomination must include the proposer’s name, address and number of shares he or she owns; the name, age, business address, residence address and principal occupation of the nominee; and the number of shares beneficially owned by the nominee. It must also include any other information that would be required to be disclosed in the solicitation of proxies for election of directors under the federal securities laws. A stockholder must submit the nominee’s consent to be elected and to serve. The Nominating and Corporate Governance Committee may require any nominee to furnish any other information that may be needed to determine the eligibility and qualifications of the nominee. Any recommendations in proper form received from stockholders will be evaluated in the same manner that potential nominees recommended by our Board members or management are evaluated.

The Nominating and Corporate Governance Committee has not established any specific minimum qualifications for director candidates or any specific qualities or skills that a candidate must possess in order to be considered qualified to be nominated as a director. Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing Board composition. In making its nominations, our Nominating and Corporate Governance Committee generally will consider, among other things, an individual’s business experience, industry experience, financial background, breadth of knowledge about issues affecting our company, time available for meetings and consultation regarding company matters and other particular skills and experience possessed by the individual. Although the Nominating and Corporate Governance Committee believes that director nominees should add to the range of backgrounds and experiences of the Company’s directors, neither the Committee nor the Board of Directors has a policy regarding the consideration of diversity in identifying and evaluating director nominees.

Board Leadership Structure and Role in Risk Oversight

John S. Yu, M.D. serves as the Chairman of the Board of Directors and Andrew Gengos serves as the Company’s President and Chief Executive Officer. The Board of Directors believes that separating the positions of Chairman of the Board and Chief Executive Officer reinforces the independence of the Board in its oversight of both management and risks facing the Company. In addition, Dr. Rahul Singhvi, who is an independent director, serves as the Company’s Lead Director, providing the Board with further assistance in performing the foregoing obligations.

The full Board of Directors has responsibility for general oversight of risks facing the Company, with reviews of certain areas of risk being conducted by the relevant Board committees, which then provide reports to the full Board. The Board receives reports from management on areas of risk facing the Company and periodically conducts discussions with management regarding the identification, assessment and management of these risks.

Stockholder Communication with Board Members

Stockholders who wish to communicate with our Board members may contact us at our principal executive office at 23622 Calabasas Road, Suite 300, Calabasas, California 91302, Attention: Corporate Secretary. Written communications specifically marked as a communication for our Board of Directors, or a particular director, except those that are clearly marketing or soliciting materials, will be forwarded unopened to the Chairman of our Board, or to the particular director to whom they are addressed, or presented to the full Board or the particular director at the next regularly scheduled Board meeting.

Board Members’ Attendance at Annual Meetings

We do not have a specific policy regarding our directors attending our annual stockholders meetings; however, directors are encouraged to attend these meetings. All of our then directors attended our 2014 annual stockholders meeting.

Compensation of Directors

On August 2, 2012, the Board of Directors adopted certain revisions to the compensation program for non-employee directors. The annual cash retainer was increased to $30,000 for serving as a director, the fee for telephonic board meetings lasting more than one hour was increased to $1,500, the fee for committee meetings will be paid to the chair and other members of the committee and invited board members and the fee for committee meetings lasting more than one hour was increased to $1,000. The annual retainers paid to the Chairman of the Board and the Lead Director were increased to $5,500 and the annual retainers paid to the Audit Committee Chairman and the Chairs of the other board committees were increased to $11,000 and $5,500, respectively. The members of the Executive Committee will receive an annual retainer of $5,250 and $750 for committee meetings lasting up to one hour and $1,500 for meetings lasting more than one hour. In addition, seven-year non-qualified stock options to purchase shares of our common stock are to be granted annually on the date of the annual stockholders’ meeting to each non-employee director at an exercise price equal to the last reported trading price of our common stock on that date, with such option to vest quarterly over the four-year period following the date of grant in the following amounts: Chairman of the Board – 50,000 shares, Lead Director – 50,000 shares, board members (other than Chair and Lead) 30,000 shares, Audit Committee Chair – 20,000 shares, Compensation Committee, Finance and Nominating and Corporate Governance Committee Chairs each to receive 10,000 shares, and members of Committees (other than Chairs) to receive 5,000 shares, with all vested options to be exercisable for 24 months after termination for any reason except termination for cause by us.

During the fiscal year ended December 31, 2014, we paid our non-employee directors cash compensation for serving on the Board of Directors and committees of the Board and granted a non-qualified option to purchase shares of common stock to each of our directors for their service as a director. Each of the options granted to the directors has a term of seven years, has an exercise price of

$1.19 per share, vests in equal quarterly installments for four years following the date of grant, and may be exercised within their term during the period the grantee provides services to us and for 24 months after the grantee ceases providing services for any reason other than termination by us for cause. The amounts of the annual grants were: Dr. Richard Chin, 29,231 shares; Helen Kim, 40,193 shares; Dr. Rahul Singhvi, 51,154 shares; Gary Titus, 47,500 shares; and Dr. John Yu, 36,539 shares.

The following table sets forth information concerning the compensation paid to each of our directors during 2014 for their services rendered as directors. The compensation of Mr. Gengos, who serves as a director and as our President and Chief Executive Officer, is described in the Summary Compensation Table of Executive Officers.

Director Compensation for Fiscal Year 2014

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards (1)(7)		Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Richard Chin, M.D.	$57,667		$24,545	(2)				$82,212
Helen S. Kim(8)	$40,668		$33,749	(3)				$74,417
Rahul Singhvi, Sc.D	$68,500		$42,953	(4)				$111,453
Gary S. Titus	$72,667		$39,885	(5)				$112,552
John S. Yu, M.D	$59,000		$30,681	(6)				$89,681

(1)	This column represents the aggregate grant date fair value of options awarded computed in accordance with FASB ASC topic 718, excluding the effect of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to the option grants, refer to Note 2 of our financial statements. These amounts do not correspond to the actual value that will be recognized by the named directors from these awards.
(2)	On June 13, 2014, we granted to Dr. Chin a seven-year non-qualified option to purchase 29,231 shares of our common stock at an exercise price of $1.19 per share that vests quarterly over a period of four years.
(3)	On June 13, 2014, we granted to Ms. Kim a seven-year non-qualified option to purchase 40,193 shares of our common stock at an exercise price of $1.19 per share that vests quarterly over a period of four years.
(4)	On June 13, 2014, we granted to Dr. Singhvi a seven-year non-qualified option to purchase 51,154 shares of our common stock at an exercise price of $1.19 per share that vests quarterly over a period of four years.
(5)	On June 13, 2014, we granted to Mr. Titus a seven-year non-qualified option to purchase 47,500 shares of our common stock at an exercise price of $1.19 per share that vests quarterly over a period of four years.
(6)	On June 13, 2014, we granted to Dr. Yu a seven-year non-qualified option to purchase 36,539 shares of our common stock at an exercise price of $1.19 per share that vests quarterly over a period of four years. Dr. Yu was also granted a ten-year non-qualified option to purchase 22,500 shares of our common stock at an exercise price of $1.34 per share that vests in 48 equal monthly installments from the grant date that is reflected in the Summary Compensation Table of Executive Officers.
(7)	As of December 31, 2014, our non-employee directors held vested and unvested options, which they received as compensation for their services as directors to purchase the following number of shares of our common stock: Dr. Chin –156,731 shares, Ms. Kim – 74,062 shares, Dr. Singhvi – 343,654 shares, Mr. Titus – 145,787 shares and Dr. Yu – 342,607 shares.
(8)	Ms. Kim resigned from the Board of Directors effective August 29, 2014, prior to the vesting of any of the options granted during 2014.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers, and holders of more than 10% of our common stock to file initial reports of ownership and changes in ownership with the SEC. Based on a review of such forms furnished to us and written representations from our executive officers and directors, we believe that during 2014 our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of our common stock as of April 15, 2015 (a) by each person known by us to own beneficially 5% or more of any class of our common stock, (b) by each of our executive officers named in the Summary Compensation Table and our directors and (c) by all executive officers and directors of this company as a group. As of April 15, 2014, there were 90,254,823 shares of our common stock issued and outstanding. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all the shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned (2)		Percent of Total
Sabby Healthcare Master Fund, Ltd.(2) c/o Ogier Fiduciary Services (Cayman) Limited 89 Nexus Way Camana Bay, Grand Cayman KY1-9007 Cayman Islands	5,000,000		5.54%
Sabby Volatility Warrant Master Fund, Ltd.(3) c/o Ogier Fiduciary Services (Cayman) Limited 89 Nexus Way Camana Bay, Grand Cayman KY1-9007 Cayman Islands	3,325,000		3.68%
Capital Ventures International(4) The Harbour Trust Co. Ltd. Windward 1, Regatta Office Park West Bay Road P.O. Box 897 Grand Cayman KY1-1103 Cayman Islands.	5,000,000		5.54%
John S. Yu, M.D.	6,398,157	(5)	6.62%
Andrew Gengos	768,203	(6)	*
Anthony Gringeri, Ph.D.	317,468	(7)	*
David Fractor	185,999	(8)	*
Richard Chin, M.D.	87,932	(9)	*
Rahul Singhvi, Sc.D.	238,413	(10)	*
Gary S. Titus	73,885	(11)	*
All executive officers and directors as a group (7 persons)	8,070,057	(12)	8.25%

*	Less than 1%.
(1)	Unless otherwise indicated, the address of each of the persons shown is c/o ImmunoCellular Therapeutics, Ltd., 23622 Calabasas Road, Suite 300, Calabasas, California 91302.
(2)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants and convertible securities currently exercisable or convertible, or exercisable or convertible within 60 days of April 15, 2015, are deemed outstanding, including for purposes of computing the percentage ownership of the person holding such option, warrant or convertible security, but not for purposes of computing the percentage of any other holder.
(3)	Based upon a Schedule 13G filed February 19, 2015, reporting beneficial ownership as of February 19, 2015. Sabby Healthcare Master Fund, Ltd. (“Sabby Healthcare”) has shared voting and dispositive power with respect to 5,000,000 shares. Sabby Volatility Warrant Master Fund, Ltd. (has shared voting and dispositive power with respect to 3,325,000 shares. Sabby Management, LLC (“Sabby Management”) serves as the investment manager of Sabby Healthcare and Sabby Volatility and has shared voting and dispositive power with respect to 8,325,000 of these shares. Hal Mintz, in his capacity as manager of Sabby Management, has shared voting and dispositive power with respect to 8,325,000 of these shares. The address for Sabby Management is 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458. The address for Mr. Mintz is c/o Sabby Management, LLC, 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458.

(4)	Based upon a Schedule 13G filed February 20, 2015, reporting beneficial ownership as of February 12, 2015. Capital Ventures International has shared voting and dispositive power with respect to 5,000,000 shares. Heights Capital Management, Inc. is the investment manager of Capital Ventures International and as such may exercise voting and dispositive power over these shares. The address for Heights Capital Management, Inc. is 101 California Street, Suite 3250, San Francisco, California 94111.
(5)	Includes 6,388,157 shares of our common stock underlying stock options that are exercisable within 60 days of April 15, 2015.
(6)	Includes 510,937 shares of our common stock underlying stock options that are exercisable within 60 days of April 15, 2015.
(7)	Includes 155,468 shares of our common stock underlying stock options that are exercisable within 60 days of April 15, 2015.
(8)	Includes 107,665 shares of our common stock underlying stock options that are exercisable within 60 days of April 15, 2015.
(9)	Includes 87,932 shares of our common stock underlying stock options that are exercisable within 60 days of April 15, 2015.
(10)	Includes 233,413 shares of our common stock underlying stock options that are exercisable within 60 days of April 15, 2015.
(11)	Includes 73,885 shares of our common stock underlying stock options that are exercisable within 60 days of April 15, 2015.
(12)	Includes 7,539,457 shares of our common stock underlying stock options that are exercisable within 60 days of April 15, 2015.

Executive Officers

Our executive officers are Andrew Gengos, age 50, who serves as our President and Chief Executive Officer; John Yu, M.D., age 51, who serves as our Chief Scientific Officer; Anthony Gringeri, Ph.D., age 62, who serves as our Senior Vice President – Strategic Resources; and David Fractor, age 55, who serves as our Vice President of Finance and Principal Accounting Officer. Information about Mr. Gengos and Mr. Yu is presented above under “Director Nominees.”

Dr. Gringeri has served as our Senior Vice President – Strategic Resources since August 2013. From 2011 to 2012, Dr. Gringeri served as Vice President and Chief Development Officer of ViaCyte, where he was responsible for all preclinical, clinical and regulatory activities. From 2006 to 2009, Dr. Gringeri served as Chief Operating Officer for Amsterdam Molecular Therapeutics, responsible for corporate strategy and operations, business development, building the company’s commercial capability, and playing a key role in its initial public offering. Prior to that, he worked with Amgen for 15 years in a series of executive leadership roles. He served as Vice President, Product Development, Executive Director, Scientific Operations, Vice President, Scientific Outreach and Licensing Operations, and Vice President, Project Management and Strategic Planning. Dr. Gringeri was the Product Development Team Leader responsible for the successful development and commercialization of ARANESP® (darbepoetin alfa), to treat anemia in patients with kidney failure as well as cancer patients. Dr. Gringeri holds a Ph.D. in pharmacology from the University of Rochester, and has authored multiple scientific publications.

Mr. Fractor has served as our Treasurer and Chief Financial Officer on a part-time basis since April 2011 and as our Vice President of Finance and Principal Accounting Officer on a part-time basis since March 2013. Since 2003, Mr. Fractor has been a consultant providing financial consulting and strategic planning services, including Sarbanes-Oxley compliance consulting services, to a variety of companies in a variety of industries. From 1999 through 2003, Mr. Fractor was the Chief Financial Officer of HemaCare Corporation, a publicly traded corporation which collects, manufactures, tests and distributes blood products to hospitals and provides blood services to patients in hospital settings on an outsourcing basis. Mr. Fractor received his B.S. in Accounting from the University of Southern California in 1982 and is a certified public accountant and a member of AICPA and the California Society of CPA’s.

Executive Compensation

Compensation Discussion and Analysis

We have adopted a performance-based compensation strategy that is intended to focus our executive officers on the achievement of near-term corporate goals as well as long-term strategic objectives. The goals of our compensation practices include establishing compensation practices and policies designed to facilitate the hiring and retention of long-term employees in order to maintain continuity of focus on the long-term goals of the Company, as well as to foster executive collegiality and teamwork. The Compensation Committee of our Board is responsible for evaluating and administering our compensation programs and practices to ensure that they properly incentivize our work force and appropriately drive corporate performance while remaining competitive with comparable life sciences companies competing in the California labor market. Our Compensation Committee reviews and approves all of our compensation policies, including executive officer salaries and bonuses, and recommends, for approval by our Board, equity incentive compensation. For the year ended December 31, 2014, we have determined that our named executive officers were Andrew Gengos, our President and Chief Executive Officer, John Yu, MD, our Chief Scientific Officer, Anthony Gringeri, our Senior Vice President – Strategic Resources, and David Fractor, our Vice President, Finance and Principal Accounting Officer.

Objectives of our Executive Compensation Programs

Our compensation programs for our named executive officers are designed to achieve the following objectives:

•	attract, engage and retain exceptionally talented and highly experienced executive officers in the competitive and dynamic life sciences industry;

•	motivate and reward executive officers whose knowledge, skills and performance contribute to our success;

•	encourage and inspire our executive officers to achieve key corporate strategic objectives by linking incentive award opportunities to the achievement of individual and company-wide short-term and long-term goals; and

•	align the interests of our executives and stockholders by motivating executive officers to increase stockholder value and rewarding executive officers when stockholder value increases.

We do not believe that our compensation policies and practices, for either our executive or our non-executive employees, are reasonably likely to give rise to risks that would have a material adverse effect on the Company.

Our Executive Compensation Programs

The components of our executive compensation program consist primarily of base salary, annual cash incentive bonuses, equity awards, broad-based benefits programs and severance compensation. We use an array of short-term compensation components (such as base salaries and cash incentive bonuses) and long-term compensation components (such as equity incentive compensation) to provide an overall compensation structure that is designed to both attract and retain key executives as well as provide incentives for the achievement of short- and long-term corporate goals and objectives. Our Compensation Committee uses its judgment and experience along with the recommendations of our Chief Executive Officer (other than in connection with his own compensation) to determine the appropriate mix of long- and short-term compensation elements for each executive officer. Our Compensation Committee analyzes each of the primary elements of our compensation program with a goal of achieving a level of overall compensation for our executive officers that is competitive with executive officers with similar positions at comparable life sciences companies in the California labor market based on the recommendations of our Chief Executive Officer, analysis and input from our independent compensation consultant, Mary Ann Rafferty, an experienced sole practitioner who advises on life sciences compensation matters, and our Compensation Committee’s and other members of the Board’s experience and knowledge within the life sciences industry. Additionally, upon the recommendation of our Compensation Committee, our Board also approves specific performance goals and metrics applicable to performance-based compensation for our executive officers and approves stock option grants. Consistent with the objectives of our compensation program, the Compensation Committee applies the elements of our compensation program to position compensation to our named executive officers as a group competitively with respect to comparable life sciences companies while individualizing compensation elements for each executive officer in light of his respective performance, responsibilities, experience in the position and his or her potential contributions to our future growth. Accordingly, we have in the past and may in the future provide our Chief Executive Officer or other executive officers with compensation awards that may be significantly different from other executive officers.

Our Compensation Committee has adopted a pay-for-performance compensation philosophy and works within the general framework of this philosophy to determine each component of an executive officer’s compensation package based on numerous factors, including:

•	performance, including achievement of goals and objectives, and other expectations for the position and the individual;

•	the individual’s particular background and relevant expertise, including training and prior relevant work experience;

•	the individual’s role with us and the compensation paid to similar officers at other life sciences companies with which our Compensation Committee members and the compensation consultant are familiar;

•	the demand and competition for the position in the marketplace;

•	comparison to other executive officers within our Company having similar levels of expertise and experience; and

•	the recommendations of our Chief Executive Officer (other than in connection with his own compensation).

Each of the primary elements of our executive compensation program is discussed in more detail below. While we have identified particular compensation objectives that each element of executive compensation serves, our compensation programs are designed to be flexible and complementary and collectively serve all of our executive compensation objectives described above. Accordingly, whether or not specifically mentioned below, we believe that, as a part of our overall executive compensation policy, each individual element serves our objectives.

On an annual basis our Compensation Committee meets to review the performance of our Chief Executive Officer and our other executive officers. At these meetings, the Compensation Committee typically invites our Chief Executive Officer to participate in the discussion (excluding the Chief Executive Officer when the discussion pertains to the Chief Executive Officer) and the Compensation Committee seeks our Chief Executive Officer’s input on progress against specific company-wide and individual performance goals and the overall performance of each of our executive officers. In addition, periodically throughout the year, our Compensation Committee meets to review and decide compensation matters. At our Board meetings, the Compensation Committee reports its findings and decisions. From time to time, the Compensation Committee seeks additional input from the other non-employee directors who are not members of the Compensation Committee. Consistent with its charter, the Compensation Committee determines whether to approve compensation decisions within its authority or to recommend approval by the Board.

Our Compensation Committee engaged Mary Ann Rafferty as an independent consultant to assist us in obtaining and analyzing compensation data that would be relevant for our executive compensation program. The analysis included the review of executive base salary, bonus and equity compensation against peer companies chosen by the Compensation Committee Chair along with the Chief Executive Officer in consultation with our independent compensation consultant. Our peer group of companies included ARCA biopharma, Inc.; Soligenix, Inc.; WaferGen Biosystems, Inc.; Biodel Inc.; CEL-SCI Corporation; Celsion Corporation; Cleveland Bio Labs, Inc.; Cyclacel Pharmaceuticals, Inc.; CASI Pharmaceuticals, Inc.; Lpath Incorporated; La Jolla Biologics, Inc.; MAST

Biosurgery, Inc.; MediciNova, Inc.; Opexa Therapeutics, Inc.; OXiGENE, Inc.; Palatin Technologies, Inc., RXi Pharmaceuticals Corp.; Sophiris Bio Inc.; Sevion Therapeutics, Inc. and GenVec, Inc. Comparative data was utilized from Top 5 Data Services’ Executive Pay in the Biopharmaceutical Industry, a comprehensive industry recognized executive compensation report that included a meaningful representation of industry peers, including the Company. In addition, the Compensation Committee relied on their own experience as investors and board members in similarly situated life science companies, sought the input of the Chief Executive Officer and our consultant, reviewed and compared the relative salaries of our executive officers and also considered the amount of equity each executive then held, including the vesting schedules for each executive officer’s equity incentive plan holdings.

Based on the judgment and experience of its members and the input and analysis provided by our compensation consultant and the Chief Executive Officer (except with regard to his own compensation), the Compensation Committee decided that the total 2014 cash compensation for our Chief Executive Officer and other executive officers should be generally targeted at the 50th percentile of compensation for executives holding similar positions in our peer group of companies, other than cases where the existing compensation for that individual exceeded the 50th percentile at the time of review, and that equity compensation should generally be targeted at fully-diluted ownership in the Company of 0.75% to 1.0%. In determining an executive officer’s award, the Compensation Committee examined market benchmark equity compensation data provided by our consultant.

Annual Cash Compensation

Base Salary

Base salaries are set at levels that are intended to be competitive with those of executives holding similar positions at companies in our peer group, according to peer group salary data provided by our compensation consultant. The base salaries of all executive officers are reviewed annually and adjusted to reflect individual roles, performance and competitive compensation levels. We may also increase the base salary of an executive officer at other times if a change in the scope of the executive officer’s responsibilities justifies such consideration or, in limited circumstances, to maintain salary equity within our competitive environment. We also evaluate general economic conditions and our cash position in determining base salaries. We believe that a competitive base salary is a necessary element of any compensation program designed to attract and retain talented and experienced executives. We also believe that competitive base salaries can retain, motivate and reward executive officers for their overall performance.

Cash Incentive Bonuses

Our annual compensation program includes a cash incentive bonus plan with pre-defined target payouts as a percentage of salary based on achievement of company and individual goals. Additionally, our Compensation Committee uses its discretion to determine bonuses for our executive officers based on the overall attainment of individual and/or corporate goals. Our bonus plan is designed to drive stockholder value by fostering teamwork throughout our Company by tying incentive compensation to the company-wide performance measures that we believe are most important to the success of our Company as well as to individual performance. An executive officer’s bonus payment is based on the achievement of both corporate and/or individual goals, which may include, for example, research, development, operational, strategic and financial goals. The relative weighting of each goal in determining the total bonus is approved each year by the Compensation Committee and may also be approved by our Board. Underachievement or overachievement of the major corporate goals may result in lower or higher bonus payments. Our Board or our Compensation Committee approves corporate and individual executive goals at what they believe are aggressive levels so as to require substantial effort and commitment by our executive officers to attain the goals, with the belief that such efforts will significantly contribute to increased stockholder value. Our Compensation Committee uses its discretion to adjust the amount of the cash bonuses paid and the weightings of each of the goals, and may also, in its discretion, award bonuses to executive officers based upon such other terms and conditions as they may determine are appropriate. In 2014, the target amount for the performance-based cash bonus was $163,800 for Mr. Gengos, $38,094 for Dr. Yu, $94,472 for Dr. Gringeri, and $35,081 for Mr. Fractor. These target amounts were determined by our Compensation Committee, and recommended to and approved by our Board, based in part on our consultant’s analysis and benchmarking of our executives’ cash compensation against the total cash compensation for executives in similar positions at companies in our peer group. In addition, our Compensation Committee and our Board relied on their members’ experience in the life sciences industry in establishing this target amount. The Board approved a set of corporate goals and assigned weightings ranging from 10% to 40% for the achievement of each objective. The primary factor in establishing the weightings was their level of importance to our business, with the expectation that a majority of the goals were achievable with appropriate and diligent effort by our executive team and that achievement of all of the goals would represent extraordinary performance on their part. Specifically, the Compensation Committee believes that it would be a stretch for the executives to achieve the 100% target level of the Company goals.

The 2014 corporate goals, their target weightings and the achievement level for each, were as follows:

•	raise a minimum of $5 million via controlled equity financing or other facility (15% weighting);

•	position ourselves with pharma as an attractive potential partner on ICT-107 (15% weighting);

•	execute on our pipeline as follows (total weighting 25%):

•	prepare for and meet with the FDA for an end of phase II meeting on the ICT-107 program (5% weighting);

•	develop a European regulatory strategy and meet with the EMA or one or more country regulatory bodies to review ICT-107 program (4% weighting);

•	maximize enrollment in the ICT-121 trial and potentially expand the patient population eligible for the trial (4% weighting);

•	start and maximize the enrollment in the ICT-140 trial (4% weighting);

•	complete the development of the manufacturing processes to be used in the phase III clinical trial of ICT-107 and, assuming regulatory approval, in commercial use (4% weighting);

•	secure phase III ICT-107 manufacturing capacity in the United States and the European Union (weight 4%);

•	business development priorities as follows (45% weighting):

•	acquire licenses to certain product candidates (10% weighting); and

•	develop strategic plan to identify, assess and potentially execute mergers and acquisitions and in-licensing opportunities (35% weighting);

In March 2015, the Compensation Committee evaluated the achievement of the corporate performance and individual goals for 2014. While each corporate goal was initially assigned a weighting for purposes of determining the amount of executive officer bonuses, the Compensation Committee, in its discretion, evaluated the achievement of the goals in the context of our overall business and determined that for goals that were either fully or partially achieved. The Compensation Committee determined that members of executive management team, with the exception of Mr. Gengos, our Chief Executive Officer, achieved 90% of our stated corporate goals based on the target weightings set forth above. The Compensation Committee determined that Mr. Gengos achieved 75% of his corporate and individual goals. Based on the Compensation Committee’s recommendation, the following cash incentive bonus amounts for 2014 were approved by our Board: $123,600 for Mr. Gengos, $34,425 for Dr. Yu, $85,374 for Dr. Gringeri and $31,734 for Mr. Fractor. The cash incentive bonuses for the achievement of the corporate goals are paid annually to each executive officer.

Equity Incentive Compensation

We believe that our long-term performance is best facilitated through a culture of executive ownership that aligns the executive officers’ interests with the interests of our stockholders. To encourage this ownership culture, we typically make an initial grant of stock options to new employees and have made awards of additional stock options from time to time. Our Compensation Committee is authorized to determine and approve or recommend to the Board option grants to all our employees including our executive officers. These grants have an exercise price that is not less than the fair market value of our common stock on the grant date. The size of the stock option award is determined based on the executive officer’s position with us and takes into account the executive officer’s performance, as well as base salary and other compensation. The Compensation Committee also examines market benchmark data provided by our compensation consultant and considers the grant and compensation practices of our peer group companies and other life sciences companies with which our Compensation Committee members are familiar. The stock option awards are intended to provide the executive officer with an incentive to build value in the organization over an extended period of time.

Consistent with the above criteria, upon the recommendation of the Compensation Committee, our Board approved grants of equity incentive awards to our executive officers for 2014. These equity incentive awards were determined by the Compensation Committee. In determining the size of the award for each named executive officer, our Chief Executive Officer and Compensation Committee considered such named executive officer’s relative job scope and responsibilities, individual performance history, prior contributions to us and importance to achievement of our upcoming objectives, as well as the size of the officer’s prior equity grants (including how much of the equity was vested) and our Compensation Committee members’ experience with the practices of other life sciences companies and executive compensation data for our peer group companies. For more information regarding the grants for 2014, see the “Summary Compensation Table” and “Stock Option Grants.”

Severance Compensation

In connection with certain terminations of employment, certain of our named executive officers may be entitled to receive severance payments and benefits pursuant to their respective employment agreements that provide alternative severance payments and benefits in the event the officer is terminated without cause or resigns with good reason from 90 days prior to or 12 months following certain corporate transactions. We entered into these agreements to retain and motivate our officers and minimize management distraction created by uncertain job security surrounding potential beneficial transactions. The agreements also provide alternative severance payments and benefits in the event that the officer is terminated without cause or resigns for good reason in the absence of such corporate transactions, and we believe that these benefits provide some degree of certainty and reduce distractions created by concerns about job security generally. The Compensation Committee approved different durations of severance benefits for different levels of our senior management based on the Compensation Committee members’ experience with other life sciences companies and consultation with the compensation consultant. These severance benefits are described more fully in “Compensation Discussion and Analysis – Change of Control and Severance Agreements.” In setting the terms of and determining whether to approve such arrangements, our Compensation Committee recognized that executives often face challenges securing new employment following termination. The severance payments and benefits are typically composed of cash payments and continued health care coverage for a limited period of time.

Other Compensation

All of our executive officers who work more than 30 hours per week are eligible to participate in benefit plans and arrangements offered to employees generally, including health, dental and 401(k) plans. Consistent with our compensation philosophy, we intend to continue to maintain our current benefits for our executive officers. Our Compensation Committee in its discretion may revise, amend or add to any executive officer’s benefits and perquisites as it deems advisable. We do not believe it is necessary for the attraction or retention of management talent to provide our executive officers with a substantial amount of compensation in the form of perquisites.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction for compensation in excess of $1.0 million paid to our Chief Executive Officer and our three other most highly paid executive officers other than our Chief Financial Officer. Qualifying performance-based compensation is not subject to the deduction limitation if specified requirements are met. We generally intend to structure the performance-based portion of our executive compensation, when feasible, to comply with exemptions in Section 162(m) so that the compensation remains tax deductible to us. However, our Board may, in its judgment, authorize compensation payments that do not comply with the exemptions in Section 162(m) when it believes that such payments are appropriate to attract and retain executive talent.

Also, the Compensation Committee takes into account whether components of our compensation program may be subject to the penalty tax associated with Section 409A of the Code, and aims to structure the elements of compensation to be compliant with or exempt from Section 409A to avoid such potential adverse tax consequences.

We account for equity compensation paid to our employees under ASC Topic 718, which requires us to estimate and record an expense over the employee’s requisite service period for each award. Our cash compensation is recorded as an expense at the time the obligation is accrued.

Compensation Committee Report

Each of the Compensation Committee members is independent, as defined under SEC rules and the listing standards of the New York Stock Exchange, The NASDAQ Global Select Market and the Chicago Stock Exchange, as well as the Company’s independence standards. Additionally, each member of the Compensation Committee is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. The Compensation Committee reviews the Company’s Compensation Discussion and Analysis on behalf of the Board of Directors.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management, and based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis above be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Compensation Committee

Richard Chin, M.D., Chairman
Rahul Singhvi, Sc.D.

Compensation of Executive Officers

The following table sets forth the compensation for services paid in all capacities for the three fiscal years ended December 31, 2014 to the following:

•	Andrew Gengos, who has served as our President and Chief Executive Officer since December 3, 2012;

•	John S. Yu, M.D., who has served as our Chief Scientific Officer since November 2006 and previously served as our Interim President and Chief Executive Officer from August 16, 2012 to November 30, 2012;

•	David Fractor, who served as our Chief Financial Officer from April 2011 to March 2013 and has served as our Vice President of Finance and Principal Accounting Officer since March 2013; and

•	Anthony Gringeri, Ph.D., who has served as our Senior Vice President - Strategic Resources since August 2013.

In determining the compensation of executive officers, the Compensation Committee and the Board of Directors considered the performance of the executive officers, attainment of corporate goals, compensation of executive officers of similar biotechnology companies, and recommendations from a compensation consultant.

Summary Compensation Table

	Year	Salary ($)			Bonus ($)		Stock Awards ($)	Option Awards ($) (11)			Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total Compensation ($)
Andrew Gengos, President and Chief Executive Officer	2014 2013 2012	$ $ $	409,500 400,000 33,333	(1) (2)	$ $	123,600 127,680 —	— — —	$ $	207,283 — 791,429	(12) (13)	— — —	— — —	— — —	$ $ $	740,383 527,680 824,762
John Yu, MD President and Interim Chief Executive Officer and Chief Scientific Officer	2014 2013 2012	$ $ $	126,979 116,300 118,600	(3) (4) (5)	$ $ $	34,425 30,936 40,000	— — —	$ $	23,319 66,743 —	(14) (15)	— — —	— — —	— — —	$ $ $	184,723 213,979 158,600
David Fractor Vice President of Finance and Principal Accounting Officer	2014 2013 2012	$ $ $	175,404 151,000 116,417	(6) (7) (8)	$ $ $	31,734 23,750 20,000	— — —	$ $ $	20,728 129,118 10,300	(16) (17) (18)	— — —	— — —	— — —	$ $ $	227,866 303,868 146,717
Anthony Gringeri Senior Vice President – Strategic Resources	2014 2013 2012	$ $	314,908 115,076 —	(9) (10)	$ $	85,374 26,237 —	— — —	$ $	77,731 608,659 —	(19) (20)	— — —	— — —	— — —	$ $	507,715 749,972 —

(1)	Includes $33,333 per month for the period January 1, 2014 to March 15, 2014 and $34,333 per month for the period from March 16, 2014 to December 31, 2014.
(2)	Includes $33,333 for the month of December 2012.
(3)	Includes $10,417 per month for the period from January 1, 2014 to March 15, 2014 and $10,625 per month for the period from March 16, 2014 to December 31, 2014 for services rendered to us as Chief Scientific Officer.
(4)	Includes $5,833 per month for the period from January 1, 2013 to February 28, 2013 and $10,417 per month for the period from March 1, 2013 to December 31, 2013 for services rendered to us as Chief Scientific Officer.
(5)	Includes $19,352 per month for the period from August 15, 2012 through November 30, 2012 for services rendered to us as President and Interim Chief Executive Officer and $50,868 for services rendered to us as Chief Scientific Officer.
(6)	Includes $14,333 per month for the period January 1, 2014 to March 15, 2014 and $14,692 per month for the period March 16, 2014 to December 31, 2014.
(7)	Includes $12,000 per month for the period from January 1, 2013 to February 28, 2013, $12,500 per month for the period from March 1, 2013 to November 30, 2013 and $14,333 for the month of December 2013.
(8)	Includes $8,000 per month for the period from January 1, 2012 to July 31, 2012 and $12,083 per month for the period from August 1, 2012 to December 31, 2012.
(9)	Includes $25,833 per month for the period January 1, 2014 to March 15, 2014 and $26,350 per month for the period March 16, 2014 to December 31, 2014.

(10)	Includes $25,833 per month for the period from August 19, 2013 to December 31, 2013.
(11)	This column represents option awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to the option grants, refer to Note 2 of our financial statements. These amounts do not correspond to the actual value that will be recognized by the named executives from these awards.
(12)	Includes a ten-year option to purchase 200,000 shares of our common stock granted on March 7, 2014, at an exercise price of $1.34 per share, vesting in 48 equal monthly installment from the grant date.
(13)	Includes a seven-year option to purchase 700,000 shares of our common stock granted on December 3, 2012, at an exercise price of $2.13 per share, with 175,000 shares vesting on December 2, 2013 and the remaining shares vesting in 36 equal monthly installments thereafter.
(14)	Includes a ten-year option to purchase 22,500 shares of our common stock granted on March 7, 2014, at an exercise price of $1.34 per share, vesting in 48 equal monthly installments from the grant date. Dr. Yu was also granted a seven-year option to purchase 36,539 shares of our common stock on June 7, 2014, at an exercise price of $1.19 per share, vesting quarterly over a period of four years that is reflected in the Director Compensation Table for Fiscal Year 2014.
(15)	Includes a five-year option to purchase 45,000 shares of our common stock granted on June 14, 2013, at an exercise price of $2.19 per share, vesting in 48 equal monthly installments commencing March 1, 2013.
(16)	Includes a ten-year option to purchase 22,000 shares of our common stock granted on March 7, 2014, at an exercise price of $1.34 per share, vesting in 48 equal monthly installments from the grant date.
(17)	Includes a seven-year option to purchase 64,000 shares of our common stock granted on March 7, 2013, at an exercise price of $2.72 per share, with 16,000 shares vesting on March 1, 2014 and the remaining shares vesting in 36 equal monthly installments thereafter.
(18)	Includes a seven-year option to purchase 10,000 shares of our common stock granted on February 24, 2012, at an exercise price of $1.90 per share, vesting quarterly over a one-year period.
(19)	Includes a ten-year option to purchase 75,000 shares of our common stock granted on March 7, 2014, at an exercise price of $1.34 per share, with 9,375 shares vesting on October 7, 2014 and the remaining shares vesting in 42 equal monthly installments thereafter.
(20)	Includes a ten-year option to purchase 300,000 shares of our common stock granted on September 20, 2013, at an exercise price of $2.70 per share, with 75,000 shares vesting on September 20, 2014 and the remaining shares vesting in 42 equal monthly installments thereafter.

Outstanding Equity Awards

The following table sets forth information as of December 31, 2014 concerning unexercised options, unvested stock and equity incentive plan awards for the executive officers named in the Summary Compensation Table.

	Option Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Andrew Gengos	12/3/2012	350,000	(1)	350,000	(1)	$2.13	12/2/2019
	3/7/2014	37,500	(2)	162,500	(2)	$1.34	3/6/2024
Dr. John Yu	11/17/2006	5,933,424	(3)			$1.00	11/16/2016
	9/29/2008	25,000	(4)			$0.27	9/28/2015
	9/14/2009	76,068	(4)			$0.95	9/13/2016
	3/1/2010	75,000	(4)			$0.90	2/28/2017
	3/1/2010	25,000	(5)			$0.90	2/28/2017
	9/27/2010	50,000	(4)			$0.90	9/26/2017
	3/1/2011	50,000	(6)			$1.95	2/28/2018
	10/24/2011	55,000	(4)			$1.42	10/23/2018
	9/24/2012	28,125	(7)	21,875	(7)	$3.00	9/23/2019
	6/14/2013	19,687	(2)	25,313	(2)	$2.19	6/13/2018
	9/20/2013	15,625	(2)	34,375	(2)	$2.70	9/19/2020
	3/7/2014	4,218	(2)	18,282	(2)	$1.34	3/6/2024
	6/13/2014	4,567	(7)	31,972	(7)	$1.19	6/12/2021
David Fractor	4/4/2011	42,000	(8)			$2.25	4/3/2018
	10/24/2011	7,916	(9)	2,084	(9)	$1.42	10/23/2018
	2/24/2012	10,000	(4)			$1.90	2/23/2019
	3/7/2013	28,000	(10)	36,000	(10)	$2.72	2/29/2020
	3/7/2014	3,750	(2)	16,250	(2)	$1.34	3/6/2024
Dr. Anthony Gringeri	9/20/2013	93,750	(11)	206,250	(11)	$2.70	9/19/2023
	3/7/2014	14,064	(2)	60,936	(2)	$1.34	3/6/2024

(1)	Vested 175,000 on the one year anniversary of the Option Grant Date and then in 36 equal monthly installments thereafter.
(2)	Vests in monthly installments over a four year period following the Option Grant Date.
(3)	Vested upon issuance on November 17, 2006.
(4)	Vested in quarterly installments over a one year period following the Option Grant Date.
(5)	Vested pursuant to milestones contained in employment contract.
(6)	Vested in three annual installments following the Option Grant Date.
(7)	Vests in quarterly installments over a four year period following the Option Grant Date.
(8)	Vested in quarterly installments over a three year period following the Option Grant Date.
(9)	Vested 2,500 on the one year anniversary of the Option Grant Date and then in 36 equal monthly installments thereafter.
(10)	Vested 16,000 on March 1, 2014 and then in 36 equal monthly installments thereafter.
(11)	Vested 75,000 on the one year anniversary of the Option Grant Date and then in 36 equal monthly installments thereafter.

Stock Option Grants

The following table sets forth certain information regarding equity incentive plan awards during 2014 for the executive officers named in the Summary Compensation Table.

Name	Grant Date (1)	All Other Option Awards: No. of Securities Underlying Options	Exercise or Base of Option Awards	Grant Date Fair Value of Option Awards (2)
Andrew Gengos	3/7/2014	200,000	$1.34	$207,283
Dr. John Yu	3/7/2014	22,500	$1.34	$23,319
	6/13/2014	36,539	$1.19	$30,681
David Fractor	3/7/2014	20,000	$1.34	$20,728
Dr. Anthony Gringeri	3/7/2014	75,000	$1.34	$77,731

(1)	All options were granted and approved on the same date with an exercise price equal to the closing market price of our common stock on the date of grant.
(2)	This column represents option awards computed in accordance with FASB ASC Topic 718 excluding the effect of estimated forfeitures related to service-based vesting conditions.

Option Exercises in 2014

None of our named executive officers exercised stock options during the year ended December 31, 2014.

Change of Control and Severance Agreements

Change of control and severance agreements. We have entered into change of control and severance agreements with certain of our named executive officers, as set forth in their respective employment agreements.

The employment agreement with Mr. Gengos provides that in the event that we terminate his employment agreement without cause (as defined in the employment agreement) or Mr. Gengos terminates his employment agreement for good reason (as defined in the employment agreement), in either case prior to the closing of a change of control or more than 12 months following the closing of a change of control (as defined in the employment agreement and specifically excluding any sale of stock for capital raising purposes), then (i) we upon such termination will be required to make a lump sum payment to Mr. Gengos equal to twelve months of his base annual salary; (ii) provided that Mr. Gengos timely elects continued coverage under COBRA, we will pay Mr. Gengos’ COBRA premiums to continue his coverage through the period starting on the separation from service and ending on the earliest to occur of (a) 12 months following separation from service, or (b) the date Mr. Gengos ceases to be eligible for COBRA continuation coverage for any reason; notwithstanding (a) or (b), if we determine that we cannot pay the COBRA premiums without a substantial risk of violating applicable law, we will instead pay to Mr. Gengos, on the first day of each calendar month, a fully taxable cash payment equal to the applicable COBRA premiums for that month, subject to applicable tax withholdings, for the remainder of the COBRA premium period; and (iii) we will accelerate the vesting of Mr. Gengos’ options so that 100% of his options will vest as of his last day of employment and will be exercisable for 90 days after termination. The receipt of any payment described above is subject to Mr. Gengos signing and not revoking a separation agreement and release of claims in a form reasonably satisfactory to us.

The employment agreement with Dr. Yu provides that in the event we terminate his employment agreement without cause (as defined in the employment agreement), then (i) we immediately upon termination will be required to pay to Dr. Yu any accrued but unpaid base salary, any earned but unpaid bonus and any expense reimbursement amounts owed by the Company to Dr. Yu through the date of termination; and (ii) any stock options granted to Dr. Yu pursuant to the employment agreement, to the extent vested, will be retained by Dr. Yu and will be exercisable for 12 months after termination. In the event that Dr. Yu terminates his employment agreement for Good Reason (as defined in the employment agreement), then (i) we will be required to pay to Dr. Yu within five days after termination any accrued but unpaid base salary, any earned but unpaid bonus and any expense reimbursement amounts owed by the Company to Dr. Yu through the date of termination; and (ii) any stock options granted to Dr. Yu pursuant to the employment agreement, to the extent vested, will be retained by Dr. Yu and will be exercisable for 12 months after termination. In the event that Dr. Yu terminates his employment agreement without Good Reason, upon 60 days written notice, then, (i) we immediately upon termination will be required to pay to Dr. Yu any accrued but unpaid base salary, any earned but unpaid bonus and any expense reimbursement amounts owed by the Company to Dr. Yu through the date of termination; and (ii) any stock options granted to Dr. Yu pursuant to the employment agreement, to the extent vested, will be retained by Dr. Yu and will be exercisable for 90 days after termination. The employment agreement with Dr. Yu also contains a non-competition clause that is effective during the term of the agreement and for six months following termination of the agreement.

The employment agreement with Dr. Gringeri provides that in the event that we terminate his employment agreement without cause (as defined in the employment agreement) or Dr. Gringeri terminates his employment agreement for good reason (as defined in the employment agreement), then (i) we upon such termination will be required to make a lump sum payment to Dr. Gringeri equal to six months of his base annual salary; (ii) provided that Dr. Gringeri timely elects continued coverage under COBRA, we will pay Dr. Gringeri’s COBRA premiums to continue his coverage through the period starting on the separation from service and ending on the earliest to occur of (a) six months following separation from service, or (b) the date Dr. Gringeri ceases to be eligible for COBRA continuation coverage for any reason; notwithstanding (a) or (b), if we determine that we cannot pay the COBRA premiums without a substantial risk of violating applicable law, we will instead pay to Dr. Gringeri, on the first day of each calendar month, a fully taxable cash payment equal to the applicable COBRA premiums for that month, subject to applicable tax withholdings, for the remainder of the COBRA premium period; and (iii) we will accelerate the vesting of Dr. Gringeri’s option (as defined in the employment agreement) such that the shares that would have vested in the six months following separation from service shall be deemed vested and exercisable as of his last day of employment and will be exercisable for 90 days after termination. In the event that we terminate Dr. Gringeri’s employment agreement without cause or Dr. Gringeri terminates his employment agreement for good reason, in either case within 12 months following the closing of a change of control (as defined in the employment agreement and specifically excluding any sale of stock for capital raising purposes), then (i) we upon such termination will be required to make a lump sum payment to Dr. Gringeri equal to six months of his base annual salary; (ii) provided that Dr. Gringeri timely elects continued coverage under COBRA, we will pay Dr. Gringeri’s COBRA premiums to continue his coverage through the period starting on the separation from service and ending on the earliest to occur of (a) six months following separation from service, or (b) the date Dr. Gringeri ceases to be eligible for COBRA continuation coverage for any reason; notwithstanding (a) or (b), if we determine that we cannot pay the COBRA premiums without a substantial risk of violating applicable law, we will instead pay to Dr. Gringeri, on the first day of each calendar month, a fully taxable cash payment equal to the applicable COBRA premiums for that month, subject to applicable tax withholdings, for the remainder of the COBRA premium period; and (iii) we will accelerate the vesting of Dr. Gringeri’s options such that 50% of the then-unvested shares subject to the option (or other equity interests) will vest as of his last day of employment and will be exercisable for 90 days after termination. The receipt of any payment described above is subject to Dr. Gringeri signing and not revoking a separation agreement and release of claims in a form reasonably satisfactory to us.

Estimated Change of Control and Severance Benefits

The following charts present the approximate amount of the benefits that each of our named executive officers would have been entitled to have his employment terminated under the circumstances described in the preceding paragraphs on December 31, 2014.

Change of control benefits. The following chart presents our estimates of the dollar values of the benefits to which each of the named executive officers would have been entitled had benefits for termination in connection with a change of control been triggered on December 31, 2014:

	Change of Control(1)
Name	Salary Continuation ($)(2)	Continuation of COBRA ($)	Equity Acceleration ($)(3)	Total ($)
Andrew Gengos	$412,000	$21,242	$—	$433,242
John Yu, MD	$—	$—	$—	$—
Anthony Gringeri	$158,100	$5,620	$—	$163,720
David Fractor	$—	$—	$—	$—

(1)	As described above, these severance amounts are generally payable if the executive officer’s employment is terminated without cause or for good reason from 90 days prior to or 12 months following a change of control.
(2)	Amounts in this column are based upon salary in effect as of December 31, 2014.
(3)	The aggregate dollar value to be realized in connection with the acceleration of the equity awards represents the difference between the aggregate market value of our common stock underlying the accelerated stock options, which was based on our common stock’s closing price of $0.73 per share as of December 31, 2014, and the aggregate exercise price of the accelerated stock options.

Severance benefits. The following chart presents our estimates of the dollar values of the benefits to which each of the named executive officers would have been entitled had his employment terminated by us under the circumstances described above without cause or by the executive for good reason (other than in connection with a change of control) on December 31, 2014:

	Termination by the Company Without Cause or Involuntary Termination for Good Reason
Name	Salary Continuation ($)(1)	Continuation of COBRA ($)	Total ($)
Andrew Gengos	$412,000	$21,242	$433,242
John Yu, MD	$—	$—	$—
Anthony Gringeri	$158,100	$5,620	$163,720
David Fractor	$—	$—	$—

(1)	Amounts in this column are based upon salary in effect as of December 31, 2014.

Employment Agreements and Offer Letter Agreement

We entered into employment agreements with certain of our named executive officers in connection with their commencement of employment with us. These employment agreements typically include the named executive officer’s initial base salary and stock option grant along with vesting provisions with respect to such initial stock option grant, as well as change of control and severance arrangements. See “Change of Control and Severance Agreements” above. We entered into an offer letter agreement with David Fractor in connection with his commencement of employment by us, including his initial base salary and stock option grant along with vesting provisions with respect to such initial stock option grant.

401(k) Plan

We have a 401(k) Plan to allow eligible employees to elect to reduce the amount of their compensation that is currently subject to income taxes. We currently do not make matching or other contributions to the 401(k) Plan on behalf of eligible employees, including our named executive officers.

Limitation on Liability and Indemnification Matters

Our Amended and Restated Certificate of Incorporation provides that, to the full extent permitted by the Delaware General Corporation Law, no director will be personally liable to us or our stockholders for or with respect to any acts or omissions in the performance of his or her duties as a director.

Our Amended and Restated Certificate of Incorporation also provides that each person who is or was or had agreed to become a director or officer, and each such person who is or was serving or who had agreed to serve at our request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other entity, will be indemnified by us to the full extent permitted by the Delaware General Corporation Law and will be entitled to advancement of expenses in connection therewith. Our Bylaws have similar indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

In addition, we have entered into indemnification agreements with our directors, whereby we have agreed to indemnify our directors to the fullest extent permitted by law, including advancement of expenses incurred in legal proceedings to which the director was, or is threatened to be made, a party by reason of the fact that such director is or was a director, officer, employee or agent of the Company, provided that such director acted in good faith and in a manner that the director reasonably believed to be in, or not opposed to, the best interest of the Company.

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from them. A director or officer can only enter into a 10b5-1 plan when he or she is not in possession of material non-public information regarding the Company. Under certain circumstances, a broker may subsequently execute trades pursuant to such plan, even if the director or officer has subsequently come into possession of material non-public information. The director or officer may amend or terminate the plan in some circumstances. Our directors and executive officers may also buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.

Employment Agreements

Andrew Gengos

On December 3, 2012, the Company entered into an agreement with Mr. Andrew Gengos pursuant to which Mr. Gengos serves as the Company’s President and Chief Executive Officer. The Agreement may be terminated be either party with or without cause.

John S. Yu, M.D.

Effective March 1, 2011, the Company entered into an agreement with Dr. Yu under which he agreed to serve on a part-time basis as the Company’s Chief Scientific Officer. The agreement automatically renews on the one year anniversary date of the agreement for successive one-year terms unless terminated by Dr. Yu or us and was automatically renewed on March 1, 2012, March 1, 2013 and March 1, 2014 for additional one-year periods. Effective August 15, 2012, Dr. Yu agreed to serve as the Company’s interim Chief Executive Officer until such time as the Company hired a permanent Chief Executive Officer. On December 3, 2012, the Company engaged Mr. Andrew Gengos to serve as the Company’s permanent Chief Executive Officer. Dr. Yu continues to serve as the Company’s Chief Scientific Officer.

Anthony Gringeri

On August 19, 2013, the Company entered into an agreement with Dr. Anthony Gringeri pursuant to which Dr. Gringeri serves as the Company’s Senior Vice President of Strategic Resources. The agreement may be terminated be either party with or without cause.

David Fractor

The Company entered into a consulting agreement with David Fractor pursuant to which Mr. Fractor became the Company’s Chief Financial Officer effective as of April 4, 2011. Mr. Fractor served in this capacity on a part-time basis for a three-year term. Effective January 1, 2013, Mr. Fractor became a part-time employee of the Company and his previous consulting agreement with the Company terminated. On March 1, 2013, the Company changed his title to Vice President of Finance and Principal Accounting Officer.

Equity Compensation Plan Information

The following table summarizes, as of December 31, 2014, (i) the number of shares of our common stock that are issuable under our equity compensation plans upon the exercise of outstanding options, warrants and other rights, (ii) the weighted-average exercise price of such options, warrants and rights, and (iii) the number of securities remaining available for future issuance under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	9,164,765	$1.33	5,835,731
Equity compensation plans not approved by stockholders	150,000	$1.10	—

Total	9,314,765	$1.33	5,835,731

Our stockholders approved our 2006 Equity Incentive Plan (the “Equity Plan”). The only awards that are outstanding under the Equity Plan as of December 31, 2014 are options to acquire 3,231,341 shares of our common stock. In September 2008 our stockholders increased the authorized number of shares of our common stock available to be issued under the Equity Plan from 1,500,000 shares to 3,400,000 shares. In March 2010, our Board approved an increase in the number of shares of our common stock available to be issued under our Equity Plan from 3,400,000 shares to 6,000,000 shares, which was approved by our stockholders in September 2010. In October 2011, our stockholders increased the authorized number of shares of our common stock available to be issued under the Equity Plan from 6,000,000 to 8,000,000 shares. In September 2013, our stockholders increased the authorized number of shares of our common stock available to be issued under the Equity Plan from 8,000,000 to 12,000,000 shares.

In November 2006, we granted to Dr. John Yu (1) an option to purchase 150,000 shares of our common stock in consideration for his relinquishment of his royalty interest in the cellular-based therapy technology that we licensed and (2) an option to purchase 5,783,424 shares of our common stock in consideration of his agreeing to serve as our Chief Scientific Officer for a one-year term. Both options have an exercise price of $1.00 per share, a term of ten years and were fully vested upon grant. In November 2006, our stockholders approved these option grants to Dr. Yu.

Equity compensation plans not approved by stockholders include a ten year option to purchase 1,500,000 shares at an exercise price of $1.10 per share (of which 1,350,000 have been exercised) issued to Dr. Keith Black, on January 8, 2007 in connection with his appointment to our Scientific Advisory Board and five year warrants to purchase up to a total of 84,175 shares of our common stock at an exercise price of $1.87 issued in connection with placement agent services.

Code of Ethics

Our Board of Directors has adopted a code of ethics covering all of our executive officers and key employees. A copy of our code of ethics is available on our website at www.imuc.com on the “Corporate Governance” page of the section titled “Investors.” If we make any substantive amendments to the code of ethics or grant any waiver from a provision of the code of ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver as required by applicable laws. To satisfy our disclosure requirements, we may post any waivers of or amendments to the code of ethics on our website in lieu of filing such waivers or amendments on a Form 8-K.

Report of the Audit Committee

The Audit Committee’s primary role is to assist the Board of Directors in its general oversight of the Company’s financial reporting, internal controls, and audit functions. The Audit Committee provides advice, counsel, and direction to management and the independent registered public accounting firm on the basis of the information it receives and discussions with management and the independent registered public accounting firm.

The Audit Committee also monitors the activities and performance of the Company’s independent registered public accounting firm, including the scope, external audit fees, independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee selects, evaluates and, when appropriate, replaces the independent registered public accounting firm. The Audit Committee also reviews the results of external audit work with regard to the adequacy and appropriateness of the Company’s financial, accounting and internal controls. Management and independent registered public accounting firm presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent registered public accounting firm. In addition, the Audit Committee generally oversees the Company’s internal financial controls and financial disclosure procedures.

The Audit Committee is composed of three non-employee directors who are “independent directors” under SEC and NYSE MKT rules requiring the independence of audit committee members.

The Audit Committee has reviewed and discussed the audited consolidated financial statements of ImmunoCellular Therapeutics, Ltd. included in the Company’s Annual Report on 10-K for the year ended December 31, 2014 through periodic meetings with our independent registered public accounting firm and management. Management is responsible for the Company’s financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent registered public accounting firm, Marcum LLP, is responsible for auditing those financial statements. The Audit Committee is responsible for monitoring and reviewing these processes. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. Audit Committee members are not employees of the Company, and do not represent themselves to be or to serve as accountants or auditors by profession or experts in the field of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on management’s representation that the financial statements were prepared in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent registered public accounting firm included in its report on the Company’s financial statements.

The Audit Committee has discussed with Marcum LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Volume 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received from Marcum LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with Marcum LLP its independence.

Based on the review and discussions described above with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2014, the Audit Committee recommended to the Board of Directors that such financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Respectfully submitted,

Audit Committee

Gary S. Titus, Chairman
Richard Chin, M.D.
Rahul Singhvi, Sc.D.

PROPOSAL 2

APPROVAL OF AMENDMENTS TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

TO EFFECT A REVERSE STOCK SPLIT AND

A REDUCTION IN AUTHORIZED SHARES OF COMMON STOCK

Background

The Board of Directors has approved a series of proposed amendments to our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), that would:

•	effect a reverse stock split of all shares of our common stock outstanding or reserved for issuance at ratios of 2:1, 3:1, 4:1, 5:1, or 10:1; and

•	for reverse stock splits in the range of 1-for-3 to 1-for-10, reduce the number of authorized shares of the Company’s common stock from 149,000,000 to 99,000,000, 74,500,000, 59,500,000, or 29,500,000, respectively.

Under these proposed amendments, each 2, 3, 4, 5, or 10, shares of our common stock currently outstanding or reserved for issuance would be combined, converted and changed into one share of our common stock. At the same time, for reverse stock splits in the range of 1-for-3 to 1-for-10, the number of authorized shares of our common stock would be reduced from 149,000,000 to *, *, *, or *, respectively. The combined effect of each of the alternative amendments (each of which is referred to in this Proxy Statement as a “Reverse Stock Split”) is illustrated in the table below:

	Amendment No.1 (see Appendix A-1)	Amendment No.2 (see Appendix A-2)	Amendment No.3 (see Appendix A-3)	Amendment No.4 (see Appendix A-4)	Amendment No.5 (see Appendix A-5)
Reverse Stock Split Ratio	2:1	3:1	4:1	5:1	10:1
Number of Authorized Shares of our common stock	149,000,000	99,000,000	74,500,000	59,500,000	29,500,000

The effectiveness of any one of these amendments and the abandonment of the other amendments, or the abandonment of all of these amendments, will be determined by the Board of Directors following the Annual Meeting and prior to the 2016 Annual Meeting. The Board of Directors has recommended that these proposed amendments be presented to the Company’s stockholders for approval.

Upon receiving stockholder approval of the proposed amendments, the Board of Directors will have the sole discretion, until the 2016 Annual Meeting, to elect, as it determines to be in the best interests of the Company and our stockholders, whether to effect a reverse stock split and, if so, the number of shares– 2, 3, 4, 5, or 10– of our common stock which will be combined into one share of our common stock, as well as the corresponding reduction in the authorized number of shares of our common stock, as applicable. The Board of Directors believes that stockholder approval of these five selected reverse split ratios (as opposed to approval of a single reverse split ratio) provides the Board of Directors with maximum flexibility to achieve the purposes of a reverse stock split and, therefore, is in the best interests of the Company and its stockholders. The corresponding alternative reductions in the authorized number of shares of our common stock for reverse stock splits in the range of 1-for-3 to 1-for-10 are designed to conform to the requirements of certain entities that make recommendations to stockholders regarding proposals submitted by the Company. They also are designed to ensure that the Company does not have what some stockholders might view as an unreasonably high number of authorized shares of our common stock that are unissued or reserved for issuance.

If the Board of Directors determines to effect one of the alternative Reverse Stock Splits by filing the applicable amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, the Certificate of Incorporation would be amended accordingly, and all other amendments will be abandoned. Approval of the Reverse Stock Splits will authorize the Board of Directors in its discretion to effectuate the Reverse Stock Split in any of the ratios and with the corresponding reductions in the number of authorized shares of our common stock as described in the table above, or not to effect any of the Reverse Stock Splits. The text of the form of amendments to the Certificate of Incorporation, one of which would be filed with the Secretary of State of the State of Delaware to effect the Reverse Stock Split, are set forth in Appendices A-1 through A-5 to this Proxy Statement. However, such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware or as the Board deems necessary and advisable to effect the Reverse Stock Split.

If the Board of Directors elects to effect a Reverse Stock Split following stockholder approval, for Reverse Stock Splits in the range of 1-for-3 to 1-for-10, the number of issued and outstanding shares of our common stock would be reduced in accordance with a reverse split ratio selected by the Board of Directors from among those set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of outstanding common stock immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split. The par value of our common stock would remain unchanged at $0.0001 per share. For Reverse Stock Splits in the range of 1-for-3 to

1-for-10, the amendment would also change the number of authorized shares of our common stock as described above. Currently, the Board of Directors does not have any plans with regard to the issuance of additional authorized but unissued and unreserved shares of our common stock that would be created by the Reverse Stock Split.

Reasons For The Reverse Stock Split

Although none of the proposed Reverse Stock Splits will have the effect of increasing the Company’s equity market capitalization, we believe that implementing one of the alternative Reverse Stock Splits will provide benefits to the Company and our existing stockholders in a number of ways, including:

1.	Providing a Sufficient Level of Authorized Shares of Our Common Stock Available for Issuance. Our Certificate of Incorporation currently authorizes 149,000,000 shares of common stock for issuance. As of April 15, 2015, 138,530,460 shares of our common stock were either issued and outstanding or reserved for issuance, which equates to 92.97% of the authorized shares. Specifically, as of April 15, 2015:

•	90,254,823 shares of our common stock were issued and outstanding;

•	29,478,182 shares of our common stock were reserved for issuance upon exercise of outstanding warrants.

•	10,682,765 shares of our common stock were reserved for issuance upon exercise of outstanding options;

•	4,467,731 shares of our common stock were reserved for future issuance under our 2006 Equity Incentive Plan, as amended (the “2006 Equity Incentive Plan”);

•	3,646,959 shares of our common stock were reserved for issuance pursuant to our Controlled Equity OfferingSM Sales Agreement with Cantor Fitzgerald & Co.

Because only 7.03% of the authorized shares under our Certificate of Incorporation remain available for issuance, we require additional available authorized shares of our common stock to provide for any potential future stock issuances to raise capital, effect acquisitions and/or provide equity incentives to our employees. At present, we do not have any plans or arrangements to issue additional shares of our common stock other than shares currently reserved for issuance under our existing equity incentive plan and upon conversion of our outstanding options and warrants.

2.	Stock Price Volatility. We have been advised by certain institutional investors, as well as by our financial advisors, that a higher stock price may increase the acceptability of our common stock to a number of long-term investors who may not find our shares attractive at their current prices due to the trading volatility often associated with stocks below certain prices.

3.	Stock Price Requirements. We understand that many brokerage houses and institutional investors have internal policies and practices that prohibit them from investing in low-priced stocks, or tend to discourage individual brokers from recommending low-priced stocks to their customers, including by restricting or limiting the ability of such individual brokers to purchase such stocks on margin.

4.	Transaction Costs. Investors also may be dissuaded from purchasing stocks below certain prices because the brokerage commissions, as a percentage of the total transaction value, tend to be higher for such low-priced stocks.

Reasons for the Decrease in Authorized Shares

As a matter of Delaware law, implementation of any of the Reverse Stock Splits does not require a change in the total number of shares of our common stock authorized under our Certificate of Incorporation. However, for Reverse Stock Splits in the range of 1-for-3 to 1-for-10, the corresponding alternative reductions in the authorized number of shares of our common stock are designed to conform to the requirements of certain entities that make recommendations to stockholders regarding proposals submitted by the Company. They also are designed to ensure that the Company does not have what some stockholders might view as an unreasonably high number of authorized but unissued shares of common stock.

Board Discretion to Implement Reverse Stock Split

If the alternative Reverse Stock Splits are approved by the Company’s stockholders at the Annual Meeting, the actual Reverse Stock Split will be effected, if at all, only upon a subsequent determination by the Board of Directors that one of the Reverse Stock Splits (with a reverse split ratio and reduction in the authorized number of shares of our common stock determined by the Board of Directors as described above) is in the best interests of the Company and our stockholders at the time. Such determination will be based upon the factors set forth below under the heading “Criteria to be Used for Decision to Effect a Reverse Stock Split.” Notwithstanding approval of the Reverse Stock Splits by the stockholders, the Board of Directors may, in its sole discretion, abandon all of the proposed amendments and determine prior to the effectiveness of any filing with the Delaware Secretary of State not to effect any of the Reverse Stock Splits. If the Board fails to implement any of the Reverse Stock Splits before the 2016 Annual Meeting of Stockholders, further stockholder approval would be required prior to implementing any reverse stock split.

Criteria to be Used for Decision to Effect a Reverse Stock Split

If the stockholders approve the Reverse Stock Splits, the Board of Directors will be authorized to proceed with any of the alternative Reverse Stock Splits that it selects in its sole discretion. In determining whether to proceed with a Reverse Stock Split, the Board expects to consider a number of factors, including prevailing market conditions, existing and expected marketability and liquidity of our common stock, existing and expected trading prices of our common stock, the NYSE MKT listing requirements, our additional funding requirements, and the number of shares of our authorized but unissued common stock. The Board of Directors does not intend for this transaction to be the first step in a series of plans or proposals of a “going private” transaction within the meaning of Rule 13e-3 of the Exchange Act.

Effects of the Reverse Stock Split

After any of the Reverse Stock Splits, each stockholder will own a reduced number of shares of our common stock. This would affect all of the Company’s stockholders uniformly and would not affect any stockholder’s percentage ownership in the Company, except to the extent that the Reverse Stock Split results in a stockholder owning a fractional share as described below. The number of stockholders of record would not be affected by the Reverse Stock Split, except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the Reverse Stock Split.

Proportionate voting rights and other rights of the holders of our common stock would not be affected by the Reverse Stock Split (other than as a result of the payment of cash in lieu of fractional shares as described below). For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to the Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our common stock after the Reverse Stock Split. At the time of the Reverse Stock Split, for reverse stock splits in the range of 1-for-3 to 1-for-10, the number of authorized shares of our common stock would be reduced from 149,000,000 to 99,000,000, 74,500,000, 59,500,000, or 29,500,000, respectively, as described above. Despite this reduction, the number of authorized but unissued and unreserved shares of our common stock would be increased significantly by Reverse Stock Split. For example, based on the 90,254,823 shares of our common stock outstanding on April 15, 2015 and the 149,000,000 shares of our common stock that are authorized under the Certificate of Incorporation, a 1-for-2 Reverse Stock Split would have the effect of increasing the number of authorized but unissued and unreserved shares of our common stock from 10,469,540 to 79,734,770. The Board of Directors currently has no plans regarding the issuance of such additional available authorized but unissued and unreserved shares.

The increase in the number of shares of our authorized but unissued and unreserved common stock will have an “anti-takeover effect” by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Certificate of Incorporation or our bylaws. The increased number of available authorized but unissued shares as a result of the Reverse Stock Split would give the Company’s management more flexibility to resist or impede a third-party takeover bid that provides an above-market premium that is favored by a majority of the independent stockholders. Any such anti-takeover effect of a Reverse Stock Split would be in addition to existing anti-takeover provisions of the Certificate of Incorporation and our bylaws.

The Reverse Stock Split would reduce the number of shares of our common stock available for issuance under the 2006 Equity Incentive Plan, in proportion to the reverse split ratio of the Reverse Stock Split. The number of shares of our common stock authorized for issuance but unissued at April 15, 2015 under the 2006 Equity Plan is 4,467,731.

The Company also has outstanding as of April 15, 2015, certain stock options to purchase approximately 10,682,765 shares of our common stock. Under the terms of the various instruments governing the Company’s outstanding stock options, the Reverse Stock Split will effect a reduction in the number of shares of our common stock issuable upon the exercise of such stock options in proportion to the reverse split ratio of the Reverse Stock Split. The Reverse Stock Split will effect a proportionate increase in the exercise price of the Company’s outstanding stock options. In connection with the Reverse Stock Split, the number of shares of our common stock issuable upon exercise or conversion of outstanding stock options will be rounded to the nearest whole share, and no cash payment will be made in respect of such rounding.

The following table contains approximate information relating to our common stock under each of the proposed amendments based on share information as of April 15, 2015:

	Pre-Reverse Split	2:1	3:1	4:1	5:1	10:1
Authorized	149,000,000	149,000,000	99,000,000	74,500,000	59,500,000	29,500,000
Outstanding	90,254,823	45,127,412	30,084,941	22,563,706	18,050,965	9,025,482
Reserved for future issuance pursuant to outstanding options, RSUs and warrants	44,628,678	22,314,339	14,876,226	11,157,170	8,925,736	4,462,868
Reserved for future issuance pursuant to Controlled Equity OfferingSM Sales Agreement	3,646,959	1,823,480	1,215,653	911,740	729,392	364,696
Authorized but unissued and unreserved	10,469,540	79,734,770	52,823,180	39,867,385	31,793,908	15,646,954

No fractional shares of our common stock will be issued in connection with any of the proposed Reverse Stock Splits. Holders of our common stock who would otherwise receive a fractional share of our common stock pursuant to the Reverse Stock Split will receive cash in lieu of the fractional share as explained more fully below.

Our common stock is currently registered under Section 12(b) of the Exchange Act, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split would not affect the registration of our common stock under the Exchange Act. After the Reverse Stock Split, our common stock would continue to be reported on the NYSE MKT under the symbol “IMUC”.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

If a Reverse Stock Split is implemented, some stockholders may consequently own less than one hundred shares of our common stock. A purchase or sale of less than one hundred shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following a Reverse Stock Split may be required to pay modestly higher transaction costs should they then determine to sell their shares of our common stock.

The effect of a Reverse Stock Split upon the market prices for our common stock cannot be accurately predicted, and the history of similar stock split combinations for companies in like circumstances is varied. In particular, there is no assurance that the price per share of our common stock after a Reverse Stock Split will be two, three, four, five or ten times, as applicable, the price per share of our common stock immediately prior to a Reverse Stock Split. Furthermore, there can be no assurance that the market price of our common stock immediately after a Reverse Stock Split will be maintained for any period of time. Even if an increased share price can be maintained, a Reverse Stock Split may not achieve the other desired results which have been outlined above. Moreover, because some investors may view a Reverse Stock Split negatively, there can be no assurance that approval of the Reverse Stock Splits will not adversely impact the market price of our common stock or, alternatively, that the market price following a Reverse Stock Split will either exceed or remain in excess of the current market price.

In addition, although we believe a Reverse Stock Split may enhance the desirability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to institutional and other long term investors or that the liquidity of our common stock will increase since there would be a reduced number of shares outstanding after a Reverse Stock Split.

Effective Date

If the proposed Reverse Stock Splits are approved at the Annual Meeting and the Board of Directors elects to proceed with a Reverse Stock Split in one of the approved ratios, the Reverse Stock Split would become effective as of the filing (the “Effective Time”) of the applicable certificate of amendment to the Certificate of Incorporation with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, at the Effective Time, all shares of our common stock issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the stockholders, combined and converted into new shares of our common stock in accordance with the Reverse Stock Split ratio determined by the Board of Directors among the choices set forth in this Proposal 2. If the Board of Directors fails to implement any of the Reverse Stock Splits before the 2016 Annual Meeting of Stockholders, further stockholder approval would be required prior to implementing any reverse stock split.

Exchange of Stock Certificates

As soon as practicable after the effective date of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. Computershare, our transfer agent, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal that will be delivered to our stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered to the exchange agent his, her or its outstanding certificate(s) together with the properly completed and executed letter of transmittal. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR EXCHANGE AGENT. STOCKHOLDERS ARE ENCOURAGED TO PROMPTLY SURRENDER CERTIFICATES TO THE EXCHANGE AGENT FOLLOWING RECEIPT OF TRANSMITTAL FORMS IN ORDER TO AVOID HAVING SHARES POSSIBLY BECOMING SUBJECT TO ESCHEAT LAWS.

Stockholders whose shares are held by their stockbroker do not need to submit old share certificates for exchange. These shares will automatically reflect the new quantity of shares based on the selected Reverse Stock Split ratio. Beginning on the effective date of the Reverse Stock Split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Cash Payment In Lieu of Fractional Shares

No fractional shares of our common stock will be issued as a result of the Reverse Stock Split. Instead, in lieu of any fractional shares to which a holder of our common stock would otherwise be entitled as a result of the Reverse Stock Split, the Company shall pay cash equal to such fraction multiplied by the average of the high and low trading prices of our common stock on the NYSE MKT during regular trading hours for the five trading days immediately preceding the Effective Time. As of April 15, 2015, there were approximately 102 stockholders of record of our common stock. Upon stockholder approval of this proposal, if the Board of Directors elects to implement the Reverse Stock Split at a reverse split ratio of 10:1, 5:1, 4:1, 3:1 or 2:1, stockholders owning fewer than ten, five, four, three or two shares, respectively, of our common stock prior to the Reverse Stock Split would be eliminated. However, even if the Board of Directors selects the maximum reverse split ratio of 10:1, the Company does not expect that cashing out fractional stockholders would reduce the number of stockholders of record.

Discretionary Authority of the Board to Abandon Reverse Stock Split

The Board reserves the right to abandon the Reverse Stock Splits without further action by our stockholders at any time before the effectiveness of the certificate of amendment, even if the Reverse Stock Split has been authorized by our stockholders. By voting in favor of the Reverse Stock Splits, you are expressly also authorizing our Board to determine not to proceed with, and abandon, the Reverse Stock Split if it should so decide.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders do not have a right to dissent and are not entitled to appraisal rights with respect to the proposed amendments to our Certificate of Incorporation to effect the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Material Federal Income Tax Consequences

The following is a summary of the material U.S. federal income tax consequences to Company stockholders of the Reverse Stock Split. The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. This discussion is for general information only and does not discuss the tax consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker/dealers or insurance companies). The state and local tax consequences of the Reverse Stock Split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

In general, the federal income tax consequences of the Reverse Stock Split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of our common stock in exchange for their old shares of our common stock. The Company believes that because the Reverse Stock Split is not part of a plan to increase periodically a stockholder’s proportionate interest in the Company’s assets or earnings and profits, the Reverse Stock Split should have the following federal income tax effects. A stockholder who receives solely a reduced number of shares of our common stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of our common stock will equal the stockholder’s basis in its old shares of our common stock and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. A stockholder who receives cash in lieu of a fractional share as a result of the Reverse Stock Split should generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code. Generally, a stockholder receiving such a payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder’s basis in the fractional share. In the aggregate, such a stockholder’s basis in the reduced number of shares of our common stock will equal the stockholder’s basis in its old shares of our common stock decreased by the basis allocated to the fractional share for which such stockholder is entitled to receive cash, and the holding period of the reduced number of shares received will include the holding period of the old shares exchanged. Depending on a stockholder’s individual facts and circumstances, it is possible that cash received in lieu of a fractional share could be treated as a distribution under Section 301 of the Code, so stockholders should consult their own tax advisors as to that possibility and the resulting tax consequences to them in that event.

The Company will not recognize any gain or loss as a result of the Reverse Stock Split.

Required Vote

The affirmative vote of the holders of a majority of the shares of our common stock outstanding will be required to approve the Reverse Stock Splits and the corresponding amendment to the Certificate of Incorporation to effect the Reverse Stock Split. As a result, abstentions and broker non-votes will have the same effect as “Against” votes.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE SERIES OF PROPOSED AMENDMENTS TO THE COMPANY’S CERTIFICATE OF INCORPORATION, THAT WOULD EFFECT A REVERSE STOCK SPLIT OF ALL OUTSTANDING SHARES OF THE COMPANY’S COMMON STOCK AND, FOR REVERSE STOCK SPLITS OF 3:1 AND HIGHER, REDUCE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF

THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Accounting Fees

The Audit Committee appointed Marcum LLP as our independent registered public accounting firm for the fiscal years ended December 31, 2010 through 2014. The following table shows the fees that were paid or accrued by us for audit and other services provided by Marcum LLP during each of the two years ended December 31, 2014 and 2013.

	2014	2013
Audit fees (1)	$134,207	$147,155
Audit-related fees (2)	—	—
Tax fees (3)	5,828	2,745
All other fees (4)	70,403	48,070

Total*	$210,438	$197,970

(1)	Audit fees represent fees for professional services provided in connection with the audit of our annual financial statements and the review of our financial statements included in our Form 10-Q quarterly reports and services that are normally provided in connection with statutory or regulatory filings for the 2010 through 2014 fiscal years.
(2)	Audit-related fees represent fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported above under “Audit Fees.”
(3)	Tax fees represent fees for professional services related to tax compliance, tax advice and tax planning.
(4)	These fees primarily represent fees for professional services related to the filing of various registration statements with the Securities and Exchange Commission and issuance of comfort letters to underwriters in connection with financing transactions.

*All audit related services, tax services and other services rendered by Marcum were pre-approved by our Board of Directors or Audit Committee. The Audit Committee has adopted a pre-approval policy that provides for the pre-approval of all of the services that were performed for us by Marcum. The policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services. Pursuant to this policy, the Audit Committee delegated such authority to the Chairman of the Audit Committee. All pre-approval decisions must be reported to the Audit Committee at its next meeting. The Audit Committee has concluded that the provision of the non-audit services listed above was compatible with maintaining the independence of Marcum.

Stockholder Ratification of the Appointment of Marcum LLP.

The Audit Committee has approved Marcum LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2015. We are not required to seek stockholder approval for the appointment of our independent registered public accounting firm. However, the Audit Committee and the full Board of Directors believe it to be sound corporate practice to seek such approval. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will re-consider the appointment. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

A representative of Marcum LLP will be present at the Annual Meeting and will have an opportunity to make a statement, if the representative so desires, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

PROPOSAL 4

SAY-ON-PAY

AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Stockholders are being asked to approve, on an advisory basis, the compensation of our named executive officers, as disclosed under Securities and Exchange Commission rules, including the Compensation Discussion and Analysis, the compensation tables and related material included in this Proxy Statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives you, as a stockholder, the opportunity to express your views on our named executive officers’ compensation. Your vote is not intended to address any specific item of our compensation program, but rather to address our overall approach to the compensation of our named executive officers described in this Proxy Statement.

As described in more detail under “Compensation Discussion and Analysis,” our executive compensation programs are designed to attract, engage and retain exceptionally talented executives, reward Company and individual performance; and align the interests of our executives and stockholders. The Compensation Committee oversees our executive compensation program, including the compensation of our named executive officers. All members of our Compensation Committee are independent directors, within the meaning of applicable stock exchange listing standards, and the Compensation Committee engages and receives advice from an independent compensation consultant.

Our Compensation Committee has adopted a pay-for-performance compensation philosophy and works within the general framework of this philosophy to determine each component of an executive officer’s compensation package based on numerous factors, including:

•	performance, including achievement of goals and objectives, and other expectations for the position and the individual;

•	the individual’s particular background and relevant expertise, including training and prior relevant work experience;

•	the individual’s role with us and the compensation paid to similar officers at other life sciences companies with which our Compensation Committee members are familiar;

•	the demand and competition for the position in the marketplace;

•	comparison to other executive officers within our Company having similar levels of expertise and experience; and

•	the recommendations of our Chief Executive Officer (other than in connection with his own compensation).

Each of the primary elements of our executive compensation program is discussed in more detail under “Compensation Discussion and Analysis.”

Please read “Compensation Discussion and Analysis” beginning on page 11 and the executive compensation tables and accompanying disclosure beginning on page 17 for additional details about our executive compensation programs, including information about the fiscal year 2015 compensation of our named executive officers.

We are asking our stockholders to support our named executive officer compensation as described in this Proxy Statement. Our Compensation Committee and our Board believe our overall process effectively implements our compensation philosophy and achieves our goals. Accordingly, we ask you to vote FOR the following resolution at our Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis, the executive compensation tables and related narrative discussion is hereby APPROVED.”

This vote on the named executive officer compensation is advisory, and therefore will not be binding on the Company and will not affect, limit or augment any existing compensation or awards. However, we value our stockholders’ opinions and the Compensation Committee will take into account the outcome of the vote when considering future compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THIS PROPOSAL.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee is currently, or ever has been, an officer or employee of the Company. No executive officer of the Company has served as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of our Compensation Committee.

TRANSACTIONS WITH RELATED PERSONS

Related-Person Transactions Procedures

It is our practice to comply with all applicable laws, rules and regulations regarding related-person transactions, including the Sarbanes-Oxley Act of 2002. A related-person is any executive officer, director, or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons. Under its charter and as required by the NYSE MKT rules, our Audit Committee is charged with reviewing and approving all related-party transactions, other than those previously reviewed and approved by an independent committee of the Company’s Board of Directors or an independent majority of the Company’s Board of Directors, after reviewing each such transaction for potential conflicts of interest and other improprieties.

Certain Transactions

We have entered into indemnification agreements with our directors. See “Compensation Discussion and Analysis—Limitation on Liability and Indemnification Matters.”

OTHER MATTERS

Stockholder Proposals

Any proposal that a stockholder intends to present in our proxy statement for consideration at our next annual meeting of stockholders, to be held in 2016, must be received by us on or before January 1, 2016, or if the date of the annual meeting is moved more than 30 days from the anniversary of our 2015 annual meeting, then no later than the close of business on the 60th day prior to such annual meeting and the 10th day following the date on which public announcement of the date of the meeting is made. If a stockholder desires to present a proposal at our next annual meeting of stockholders but does not desire to include the proposal in our proxy statement, we must receive the proposal no later than January 1, 2016. All proposals described in this paragraph must comply with the stockholder proposal requirements set forth in our Bylaws and should be sent to ImmunoCellular Therapeutics, Ltd., 23622 Calabasas Road, Suite 300, Calabasas, California 91302, Attention: Corporate Secretary.

Expenses of Solicitation

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may be solicited by our directors, officers and other employees, personally or by telephone, facsimile or email. Such persons will not be compensated separately for these solicitation activities.

Miscellaneous

Our management does not intend to present any other items of business and is not aware of any matters other than those set forth in this Proxy Statement that will be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy intend to vote the shares of our common stock that they represent in accordance with their best judgment.

Annual Report

A copy of our Annual Report on Form 10-K, without exhibits, for the year ended December 31, 2014 that we filed with the SEC accompanies this Proxy Statement. Copies of the Form 10-K exhibits are available without charge. Stockholders who would like such copies should direct their requests in writing to: ImmunoCellular Therapeutics, Ltd., 23622 Calabasas Road, Suite 300, Calabasas, California 91302, Attention: Corporate Secretary.

By Order of the Board of Directors

April , 2015
John S. Yu, M.D.
Corporate Secretary

APPENDIX A-1

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

IMMUNOCELLULAR THERAPEUTICS, LTD.

(Under Section 242 of the General Corporation Law of the State of Delaware)

ImmunoCellular Therapeutics, Ltd., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

FIRST. The name of the corporation is ImmunoCellular Therapeutics, Ltd.

SECOND. The date on which the Certificate of Incorporation of the corporation was originally filed with the Secretary of State of the State of Delaware is March 20, 1987.

THIRD. The board of directors of the corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions to amend Section 1 of Article FOURTH so that, as amended, it shall be and read in full as follows:

“FOURTH

Section 1. Authorized Capital Stock. The Company is authorized to issue two classes of capital stock, designated Common Stock and Preferred Stock. The total number of shares of capital stock that the Company is authorized to issue is 150,000,000 shares, consisting of 149,000,000 shares of Common Stock, par value $0.0001 per share, and 1,000,000 shares of Preferred Stock, par value $.0001 per share.

Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each two (2) shares of Common Stock, par value $0.0001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined into one (1) share of Common Stock, par value $0.0001 per share; provided, however, that the Company shall issue no fractional shares as a result of the actions set forth herein but instead shall pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the closing sale price of the Common Stock as reported on the NYSE MKT on the last business day before this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.”

FOURTH. This Certificate of Amendment was duly adopted by the stockholders of the corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the corporation has caused this Certificate to be signed by Andrew Gengos, its President and CEO, this    day of        , 201    .

ImmunoCellular Therapeutics, Ltd.

By:
Name:	Andrew Gengos
Title:	President and CEO

Appendix A-1-1

APPENDIX A-2

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

IMMUNOCELLULAR THERAPEUTICS, LTD.

(Under Section 242 of the General Corporation Law of the State of Delaware)

ImmunoCellular Therapeutics, Ltd., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

FIFTH. The name of the corporation is ImmunoCellular Therapeutics, Ltd.

SIXTH. The date on which the Certificate of Incorporation of the corporation was originally filed with the Secretary of State of the State of Delaware is March 20, 1987.

SEVENTH. The board of directors of the corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions to amend Section 1 of Article FOURTH so that, as amended, it shall be and read in full as follows:

“FOURTH

Section 1. Authorized Capital Stock. The Company is authorized to issue two classes of capital stock, designated Common Stock and Preferred Stock. The total number of shares of capital stock that the Company is authorized to issue is 100,000,000 shares, consisting of 99,000,000 shares of Common Stock, par value $0.0001 per share, and 1,000,000 shares of Preferred Stock, par value $.0001 per share.

Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each three (3) shares of Common Stock, par value $0.0001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined into one (1) share of Common Stock, par value $0.0001 per share; provided, however, that the Company shall issue no fractional shares as a result of the actions set forth herein but instead shall pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the closing sale price of the Common Stock as reported on the NYSE MKT on the last business day before this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.”

EIGHTH. This Certificate of Amendment was duly adopted by the stockholders of the corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the corporation has caused this Certificate to be signed by Andrew Gengos, its President and CEO, this    day of        , 201    .

ImmunoCellular Therapeutics, Ltd.

By:
Name:	Andrew Gengos
Title:	President and CEO

Appendix A-2-1

APPENDIX A-3

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

IMMUNOCELLULAR THERAPEUTICS, LTD.

(Under Section 242 of the General Corporation Law of the State of Delaware)

ImmunoCellular Therapeutics, Ltd., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

NINTH. The name of the corporation is ImmunoCellular Therapeutics, Ltd.

TENTH. The date on which the Certificate of Incorporation of the corporation was originally filed with the Secretary of State of the State of Delaware is March 20, 1987.

ELEVENTH. The board of directors of the corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions to amend Section 1 of Article FOURTH so that, as amended, it shall be and read in full as follows:

“FOURTH

Section 1. Authorized Capital Stock. The Company is authorized to issue two classes of capital stock, designated Common Stock and Preferred Stock. The total number of shares of capital stock that the Company is authorized to issue is 75,500,000 shares, consisting of 74,500,000 shares of Common Stock, par value $0.0001 per share, and 1,000,000 shares of Preferred Stock, par value $.0001 per share.

Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each four (4) shares of Common Stock, par value $0.0001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined into one (1) share of Common Stock, par value $0.0001 per share; provided, however, that the Company shall issue no fractional shares as a result of the actions set forth herein but instead shall pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the closing sale price of the Common Stock as reported on the NYSE MKT on the last business day before this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.”

TWELFTH. This Certificate of Amendment was duly adopted by the stockholders of the corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the corporation has caused this Certificate to be signed by Andrew Gengos, its President and CEO, this    day of        , 201    .

ImmunoCellular Therapeutics, Ltd.

By:
Name:	Andrew Gengos
Title:	President and CEO

Appendix A-3-1

APPENDIX A-4

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

IMMUNOCELLULAR THERAPEUTICS, LTD.

(Under Section 242 of the General Corporation Law of the State of Delaware)

ImmunoCellular Therapeutics, Ltd., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

THIRTEENTH. The name of the corporation is ImmunoCellular Therapeutics, Ltd.

FOURTEENTH. The date on which the Certificate of Incorporation of the corporation was originally filed with the Secretary of State of the State of Delaware is March 20, 1987.

FIFTEENTH. The board of directors of the corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions to amend Section 1 of Article FOURTH so that, as amended, it shall be and read in full as follows:

“FOURTH

Section 1. Authorized Capital Stock. The Company is authorized to issue two classes of capital stock, designated Common Stock and Preferred Stock. The total number of shares of capital stock that the Company is authorized to issue is 60,500,000 shares, consisting of 59,500,000 shares of Common Stock, par value $0.0001 per share, and 1,000,000 shares of Preferred Stock, par value $.0001 per share.

Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each five (5) shares of Common Stock, par value $0.0001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined into one (1) share of Common Stock, par value $0.0001 per share; provided, however, that the Company shall issue no fractional shares as a result of the actions set forth herein but instead shall pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the closing sale price of the Common Stock as reported on the NYSE MKT on the last business day before this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.”

SIXTEENTH. This Certificate of Amendment was duly adopted by the stockholders of the corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the corporation has caused this Certificate to be signed by Andrew Gengos, its President and CEO, this    day of        , 201    .

ImmunoCellular Therapeutics, Ltd.

By:
Name:	Andrew Gengos
Title:	President and CEO

Appendix A-4-1

APPENDIX A-5

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

IMMUNOCELLULAR THERAPEUTICS, LTD.

(Under Section 242 of the General Corporation Law of the State of Delaware)

ImmunoCellular Therapeutics, Ltd., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

SEVENTEENTH. The name of the corporation is ImmunoCellular Therapeutics, Ltd.

EIGHTEENTH. The date on which the Certificate of Incorporation of the corporation was originally filed with the Secretary of State of the State of Delaware is March 20, 1987.

NINETEENTH. The board of directors of the corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions to amend Section 1 of Article FOURTH so that, as amended, it shall be and read in full as follows:

“FOURTH

Section 1. Authorized Capital Stock. The Company is authorized to issue two classes of capital stock, designated Common Stock and Preferred Stock. The total number of shares of capital stock that the Company is authorized to issue is 30,500,000 shares, consisting of 29,500,000 shares of Common Stock, par value $0.0001 per share, and 1,000,000 shares of Preferred Stock, par value $.0001 per share.

Effective as of 5:00 p.m., Eastern time, on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, each ten (10) shares of Common Stock, par value $0.0001 per share, issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined into one (1) share of Common Stock, par value $0.0001 per share; provided, however, that the Company shall issue no fractional shares as a result of the actions set forth herein but instead shall pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the closing sale price of the Common Stock as reported on the NYSE MKT on the last business day before this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.”

TWENTIETH. This Certificate of Amendment was duly adopted by the stockholders of the corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the corporation has caused this Certificate to be signed by Andrew Gengos, its President and CEO, this    day of        , 201    .

ImmunoCellular Therapeutics, Ltd.

By:
Name:	Andrew Gengos
Title:	President and CEO

Appendix A-5-1

IMMUNOCELLULAR THERAPEUTICS, LTD.

23622 CALABASAS ROAD, STE. 300

CALABASAS, CA 91302

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M91616-P65270 KEEP THIS PORTION FOR YOUR RECORDS — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

IMMUNOCELLULAR THERAPEUTICS, LTD.
				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors			☐	☐	☐
Nominees:
	01)	Andrew Gengos	04) John S. Yu, M.D
	02)	Rahul Singhvi, Sc.D.
	03)	Gary S. Titus

The Board of Directors recommends you vote FOR the following proposals:								For	Against	Abstain

2.	To approve a reverse stock split of the Company’s common stock at a ratio of 1-for-2 to 1-for-10, to be determined by the Board of Directors in its sole discretion; and for reverse stock splits in the range of 1-for-3 to 1-for-10, a reduction in the number of authorized shares of common stock from 149,000,000 to 99,000,000, 74,500,000, 59,500,000, or 29,500,000, respectively.							☐	☐	☐

3.	To ratify selection by the Audit Committee of the Board of Directors of Marcum LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2015.							☐	☐	☐

4.	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement.							☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — —

M91617-P65270

IMMUNOCELLULAR THERAPEUTICS, LTD.

Annual Meeting of Stockholders

June 26, 2015, 8:00 AM

This proxy is solicited by the Board of Directors

The undersigned hereby appoints John S. Yu, M.D. and Andrew Gengos, and each of them, as proxies for the undersigned, with full power of substitution and revocation, to vote all of the shares of stock of ImmunoCellular Therapeutics, Ltd. that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of ImmunoCellular Therapeutics, Ltd. to be held at the Sheraton Gateway Hotel, 6101 West Century Boulevard, Los Angeles, California 90045, on Friday, June 26, 2015 at 8:00 a.m., PDT, and at any and all postponements and adjournments thereof, with all powers that the undersigned would possess if personally present, on the matters listed on the reverse side and in accordance with the instructions listed on the reverse side, with discretionary authority as to any other business that may properly come before the meeting.

This proxy, when properly executed and returned, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side